----------------------------------------------------------------------
                      Bank of
                      America    Greenpoint     NatCity     Aggregate
----------------------------------------------------------------------
FICO avg                   715          702          734          703
----------------------------------------------------------------------
FICO <640 %            0.03095        2.936            0      0.02924
----------------------------------------------------------------------
FICO stdev              44.832       41.335        29.35       41.454
----------------------------------------------------------------------
CLTV avg
----------------------------------------------------------------------
CLTV >80%
----------------------------------------------------------------------
SS CLTV %
----------------------------------------------------------------------
Full Doc %                   0       16.027       51.249      0.15558
----------------------------------------------------------------------
Loan Bal avg        385,487.00   233,098.00   389,223.00   237,789.00
----------------------------------------------------------------------
% Jumbo                 79.456%      30.493%      60.806%      32.809%
----------------------------------------------------------------------
DTI %                   32.792%      32.001%      36.733%      32.065%
----------------------------------------------------------------------
Purch %                 50.469%      58.749%      20.674%      58.147%
----------------------------------------------------------------------
Cash Out %              32.807%      24.622%      38.974%      25.069%
----------------------------------------------------------------------
Fxd %                        0            0            0            0
----------------------------------------------------------------------
3 yr ARM >= %              100%         100%           0%      99.361%
----------------------------------------------------------------------
WAC avg                  5.908%       6.202%       4.703%       6.179%
----------------------------------------------------------------------
WAC stdev                0.429%       0.452%       0.376%       0.463%
----------------------------------------------------------------------
1st Lien %             100.000%     100.000%     100.000%     100.000%
----------------------------------------------------------------------
MI %                     1.749%       5.143%       0.000%       4.963%
----------------------------------------------------------------------
CA %                    38.697%      30.908%      85.445%      31.594%
----------------------------------------------------------------------
Invt Prop %              6.890%      43.210%       0.000%      41.360%
----------------------------------------------------------------------
IO %                    62.414%      83.209%       0.000%      81.775%
----------------------------------------------------------------------
IO non-Full Doc %       62.414%      69.596%       0.000%      68.840%
----------------------------------------------------------------------
Multi-Fam %              0.670%      18.870%       8.600%      18.010%
----------------------------------------------------------------------
Prim Occ %              79.812%      54.234%     100.000%      55.635%
----------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Originator/Source   % Bal.    WALTV   WA CLTV   WA SS CLTV    FICO     WAC   Purch   Invt Prop %
------------------------------------------------------------------------------------------------
Bank of America       4.33%  71.50%                            715    5.91%  50.47%      6.89%
------------------------------------------------------------------------------------------------
GPM                  95.03%  78.33%                            702    6.20%  58.75%     43.21%
------------------------------------------------------------------------------------------------
NatCity               0.64%  69.41%                            734    4.70%  20.67%      0.00%
------------------------------------------------------------------------------------------------
Total:                 100%  77.98%                            703    6.18%  58.15%     41.36%
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Originator/Source    CA%    1st Lien   % with S.2nd    Full Doc    DTI %     IO%    MI %
-----------------------------------------------------------------------------------------
Bank of America     38.70%      100%                     0.00%     33.52%   62.41%  1.75%
-----------------------------------------------------------------------------------------
GPM                 30.91%      100%                    16.03%     33.79%   83.21%  5.14%
-----------------------------------------------------------------------------------------
NatCity             85.45%      100%                    51.25%     36.73%       0%  0.00%
-----------------------------------------------------------------------------------------
Total:              31.59%   100.00%                    15.56%     33.80%   81.78%  4.96%
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                             Purch
Occupancy           % Bal.    WALTV    WACLTV   WA SS CLTV   WAFICO    WAC     %     Invt Prop %
------------------------------------------------------------------------------------------------
Investor/2nd Home    44.37%  78.29%                            718    6.12%  72.67%     100.00%
------------------------------------------------------------------------------------------------
Primary Occup        55.63%  77.74%                            691    6.25%  46.57%       0.00%
------------------------------------------------------------------------------------------------
Total               100.00%  77.98%                            703    6.18%  58.15%       0.00%
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                            1st Lien
Occupancy            CA%        %      % with S.2nd    Full Doc    DTI %     IO%    MI %
-----------------------------------------------------------------------------------------
Investor/2nd Home   25.19%    100%                      24.58%     32.29%   83.62%  2.41%
-----------------------------------------------------------------------------------------
Primary Occup       36.70%    100%                       8.37%     35.10%   80.31%  7.00%
-----------------------------------------------------------------------------------------
Total               31.59%    100%                      15.56%     33.80%   81.78%  4.96%
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                             Purch
Documentation       % Bal.    WALTV    WACLTV   WA SS CLTV   WAFICO    WAC     %     Invt Prop %
------------------------------------------------------------------------------------------------
Full                 15.56%  78.94%                            716    6.01%  65.50%     70.08%
------------------------------------------------------------------------------------------------
Non-Full             84.44%  77.80%                            700    6.21%  56.79%     39.63%
------------------------------------------------------------------------------------------------
Total               100.00%  77.98%                            703    6.18%  58.15%     44.37%
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                            1st Lien
Documentation        CA%        %      % with S.2nd    Full Doc    DTI %     IO%    MI %
-----------------------------------------------------------------------------------------
Full                19.34%    100%                        100%     34.47%   83.14%  3.98%
-----------------------------------------------------------------------------------------
Non-Full            33.85%    100%                       0.00%     33.67%   81.52%  5.15%
-----------------------------------------------------------------------------------------
Total               31.59%    100%                      15.56%     33.80%   81.78%  4.96%
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                             Purch
Interest Only       % Bal.    WALTV    WACLTV   WA SS CLTV   WAFICO    WAC     %     Invt Prop %
------------------------------------------------------------------------------------------------
2 or 3-yr IO         66.16%  78.37%                            700    5.89%  59.42%     44.46%
------------------------------------------------------------------------------------------------
Other IO             15.62%  76.80%                            715  613.50%  56.82%     49.21%
------------------------------------------------------------------------------------------------
Non-IO               18.22%  77.59%                            704  591.30%  54.66%     39.88%
------------------------------------------------------------------------------------------------
Total               100.00%  77.98%                            703    6.18%  58.15%     44.37%
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                            1st Lien
Interest Only        CA%        %      % with S.2nd   Full Doc %   DTI %     IO%    MI %
-----------------------------------------------------------------------------------------
2 or 3-yr IO        36.61%    100%                      14.87%     33.92%  100.00%  4.31%
-----------------------------------------------------------------------------------------
Other IO            30.28%    100%                      19.84%     32.75%  100.00%  8.48%
-----------------------------------------------------------------------------------------
Non-IO              14.51%    100%                      14.39%     34.28%       0%  3.65%
-----------------------------------------------------------------------------------------
Total               31.59%    100%                      15.56%     33.80%   81.78%  4.96%
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                             Purch
FICO                % Bal.    WALTV    WACLTV   WA SS CLTV   WAFICO    WAC     %     Invt Prop %
------------------------------------------------------------------------------------------------
0-600                 0.05%  68.85%                            560    6.13%   0.00%      0.00%
------------------------------------------------------------------------------------------------
601-640               3.43%  77.51%                            633    6.09%  22.42%      4.37%
------------------------------------------------------------------------------------------------
641-680              30.75%  77.27%                            662    6.26%  38.18%     24.96%
------------------------------------------------------------------------------------------------
681-700              17.57%  78.90%                            690    6.23%  63.61%     46.41%
------------------------------------------------------------------------------------------------
700>                 48.19%  78.14%                            738    6.12%  71.50%     58.90%
------------------------------------------------------------------------------------------------
Total               100.00%  77.98%                            703    6.18%  58.15%     44.37%
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                            1st Lien
FICO                 CA%        %      % with S.2nd   Full Doc %   DTI %     IO%    MI %
-----------------------------------------------------------------------------------------
0-600                0.00%    100%                       0.00%     36.20%    0.00%  0.00%
-----------------------------------------------------------------------------------------
601-640             33.77%    100%                      28.02%     34.97%   86.09%  3.91%
-----------------------------------------------------------------------------------------
641-680             33.41%    100%                       8.80%     34.44%   81.94%  4.86%
-----------------------------------------------------------------------------------------
681-700             28.69%    100%                      11.35%     33.90%   82.16%  4.70%
-----------------------------------------------------------------------------------------
700>                31.37%    100%                      20.54%     33.26%   81.31%  5.21%
-----------------------------------------------------------------------------------------
Total               31.59%    100%                      15.56%     33.80%   81.78%  4.96%
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                             Purch
Lien Position       % Bal.    WALTV    WACLTV   WA SS CLTV   WAFICO    WAC     %     Invt Prop %
------------------------------------------------------------------------------------------------
1st Lien            100.00%  77.98%                            703    6.18%  58.15%     44.37%
------------------------------------------------------------------------------------------------
2nd Lien              0.00%      0%                              0    0.00%      0%      0.00%
------------------------------------------------------------------------------------------------
Total               100.00%  77.98%                            703    6.18%  58.15%     44.37%
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                            1st Lien
Lien Position        CA%        %      % with S.2nd   Full Doc %   DTI %     IO%    MI %
-----------------------------------------------------------------------------------------
1st Lien            31.59%    100%                      15.56%     33.80%  81.78%   4.96%
-----------------------------------------------------------------------------------------
2nd Lien                0     100%                          0          0       0    0.00%
-----------------------------------------------------------------------------------------
Total               31.59%    100%                      15.56%     33.80%  81.78%   4.96%
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your information by Banc of America Securities LLC (the "Underwriter"). This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------

                            Global Structured Finance

                                   BAFC 2005-B
                                   TOTAL POOL

                                  3,324 records
                              Balance: 790,251,272
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. Cut-Off Balance

----------------------------------------------------------
                                        Aggregate
                      W.A.     W.A.      Cut-Off
                    Cut-Off    FICO     Principal
Cut-Off Balance       LTV     Score      Balance     % MIG
----------------------------------------------------------
<= 200,000           78.40%    712    $227,929,003   5.14%
----------------------------------------------------------
200,001 - 400,000    78.45     702     309,843,587   5.76
----------------------------------------------------------
400,001 - 600,000    77.91     695     158,226,338   5.32
----------------------------------------------------------
>= 600,001           75.55     699      94,252,345   1.32
----------------------------------------------------------
Total:               77.98%    703    $790,251,272   4.96%
----------------------------------------------------------

Average: $237,741.06
Lowest: $16,100.00
Highest: $1,528,000.00

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------------------------------------
                                            Aggregate
                          W.A.     W.A.      Cut-Off
                        Cut-Off    FICO     Principal
Original Balance          LTV     Score      Balance      % MIG
---------------------------------------------------------------
<= 50,000                71.56%    711    $  1,639,080   11.41%
---------------------------------------------------------------
50,001 - 100,000         77.88     713      34,676,726    7.17
---------------------------------------------------------------
100,001 - 150,000        78.58     715      92,969,303    3.52
---------------------------------------------------------------
150,001 - 200,000        78.53     708      98,643,893    5.84
---------------------------------------------------------------
200,001 - 250,000        78.15     700      86,033,127    6.31
---------------------------------------------------------------
250,001 - 300,000        78.69     705      79,652,522    4.99
---------------------------------------------------------------
300,001 - 350,000        78.33     704      78,404,965    4.10
---------------------------------------------------------------

---------------------------------------------------------------
350,001 - 400,000        78.69     698      65,357,973    8.02
---------------------------------------------------------------
400,001 - 450,000        78.10     692      53,878,979    3.18
---------------------------------------------------------------
450,001 - 500,000        78.22     695      51,683,438    6.58
---------------------------------------------------------------
500,001 - 550,000        77.55     700      28,332,056    5.60
---------------------------------------------------------------
550,001 - 600,000        77.30     695      24,726,864    6.92
---------------------------------------------------------------
600,001 - 650,000        76.40     690      29,815,419    4.17
---------------------------------------------------------------
650,001 - 700,000        76.01     680       6,838,063    0.00
---------------------------------------------------------------
700,001 - 750,000        74.28     714      10,178,569    0.00
---------------------------------------------------------------
750,001 - 800,000        79.87     701       4,693,150    0.00
---------------------------------------------------------------
800,001 - 850,000        75.58     713       6,644,000    0.00
---------------------------------------------------------------
850,001 - 900,000        72.98     704       5,316,900    0.00
---------------------------------------------------------------
900,001 - 950,000        77.22     709       3,724,544    0.00
---------------------------------------------------------------
950,001 - 1,000,000      76.26     700      12,800,780    0.00
---------------------------------------------------------------
1,000,001 - 1,050,000    80.00     685       1,040,000    0.00
---------------------------------------------------------------
1,100,001 - 1,150,000    59.72     656       1,133,579    0.00
---------------------------------------------------------------
1,200,001 - 1,250,000    74.30     686       3,678,516    0.00
---------------------------------------------------------------
1,250,001 - 1,300,000    74.71     742       1,270,000    0.00
---------------------------------------------------------------
1,350,001 - 1,400,000    72.72     715       4,162,824    0.00
---------------------------------------------------------------
1,400,001 - 1,450,000    80.00     722       1,428,000    0.00
---------------------------------------------------------------
>= 1,500,001             66.87     714       1,528,000    0.00
---------------------------------------------------------------
Total:                   77.98%    703    $790,251,272    4.96%
---------------------------------------------------------------

Average: $237,788.95
Lowest: $16,100.00
Highest: $1,528,000.00

--------------------------------------------------------------------------------

3. Coupon

-------------------------------------------------
                             Aggregate
           W.A.     W.A.      Cut-Off
         Cut-Off    FICO     Principal
Coupon     LTV     Score      Balance      % MIG
-------------------------------------------------
3.875     77.05%    754    $    169,250     0.00%
-------------------------------------------------
4.125     80.00     734         387,453     0.00
-------------------------------------------------
4.375     77.52     703         290,308     0.00
-------------------------------------------------
4.500     53.09     788         291,615     0.00
-------------------------------------------------

-------------------------------------------------
4.625     66.04     742       1,236,406     0.00
-------------------------------------------------
4.750     70.79     739         931,277     0.00
-------------------------------------------------
4.875     75.15     699       2,436,202     2.85
-------------------------------------------------
5.000     73.74     732       6,030,706     0.00
-------------------------------------------------
5.125     74.29     707       4,550,850     0.00
-------------------------------------------------
5.250     76.37     708      13,591,901     3.35
-------------------------------------------------
5.375     77.55     712      19,396,009     0.99
-------------------------------------------------
5.500     77.91     707      23,720,834     5.71
-------------------------------------------------
5.625     77.12     706      30,024,973     3.28
-------------------------------------------------
5.750     77.47     702      32,985,168     3.37
-------------------------------------------------
5.875     78.09     704     105,116,816     5.80
-------------------------------------------------
6.000     77.13     705      89,115,574     3.29
-------------------------------------------------
6.125     77.87     706      66,209,248     4.39
-------------------------------------------------
6.250     78.64     702      85,582,867     3.61
-------------------------------------------------
6.375     77.45     700      79,985,533     3.38
-------------------------------------------------
6.500     78.77     699      73,531,184     5.11
-------------------------------------------------
6.625     77.73     701      45,669,099     4.78
-------------------------------------------------
6.750     78.71     694      44,418,026     6.16
-------------------------------------------------
6.875     78.57     701      31,588,325     3.69
-------------------------------------------------
7.000     81.68     708      11,109,440    18.77
-------------------------------------------------
7.125     79.68     697      10,567,548    16.32
-------------------------------------------------
7.250     78.44     718       2,501,435     0.00
-------------------------------------------------
7.375     80.24     700       3,359,956     3.75
-------------------------------------------------
7.500     76.93     665       1,606,431     9.99
-------------------------------------------------
7.625     88.52     702         739,089    72.94
-------------------------------------------------
7.750     91.08     697       1,094,300    87.76
-------------------------------------------------
7.875     89.42     665       1,195,500    89.40
-------------------------------------------------
8.000     89.99     668         627,950   100.00
-------------------------------------------------
8.500     95.00     673         190,000   100.00
-------------------------------------------------
Total:    77.98%    703    $790,251,272     4.96%
-------------------------------------------------

W.A.: 6.179
Lowest: 3.875
Highest: 8.500

--------------------------------------------------------------------------------

4. Credit Score

-----------------------------------------------------
                                   Aggregate
                 W.A.     W.A.      Cut-Off
               Cut-Off    FICO     Principal
Credit Score     LTV     Score      Balance     % MIG
-----------------------------------------------------
800 - 849       76.30%    807    $  7,728,578   2.60%
-----------------------------------------------------
750 - 799       77.72     769     118,131,732   4.43
-----------------------------------------------------
700 - 749       78.41     722     262,605,368   5.74
-----------------------------------------------------
650 - 699       78.07     675     334,291,018   5.16
-----------------------------------------------------
600 - 649       76.59     640      67,074,575   2.17
-----------------------------------------------------
550 - 599       68.85     560         420,000   0.00
-----------------------------------------------------
Total:          77.98%    703    $790,251,272   4.96%
-----------------------------------------------------

W.A.: 703
Lowest: 560
Highest: 821

--------------------------------------------------------------------------------

5. Product Type

-------------------------------------------------------------
                                           Aggregate
                         W.A.     W.A.      Cut-Off
                       Cut-Off    FICO     Principal
Product Type             LTV     Score      Balance     % MIG
-------------------------------------------------------------
3/1 6 MO LIBOR - IO     78.46%    700    $515,618,985   4.37%
-------------------------------------------------------------
5/1 6 MO LIBOR - IO     77.77     713     104,100,384   4.21
-------------------------------------------------------------
3/1 6 MO LIBOR          79.20     702      92,935,518   8.98
-------------------------------------------------------------
5/1 6 MO LIBOR          75.98     704      33,047,488   9.89
-------------------------------------------------------------
5/1 1 YR LIBOR          70.74     707      10,130,388   0.00
-------------------------------------------------------------
5/1 1 YR LIBOR - IO     76.48     716       8,234,323   0.00
-------------------------------------------------------------
3/1 1 YR LIBOR - IO     71.19     700       6,084,392   0.00
-------------------------------------------------------------
1/1 6 MO LIBOR          69.41     734       5,053,470   0.00
-------------------------------------------------------------
10/1 1 YR LIBOR - IO    66.53     742       3,635,550   0.00
-------------------------------------------------------------
7/1 6 MO LIBOR - IO     75.73     691       2,577,850   0.00
-------------------------------------------------------------
Other                   71.76     729       8,832,925   8.11
-------------------------------------------------------------
Total:                  77.98%    703    $790,251,272   4.96%
-------------------------------------------------------------

--------------------------------------------------------------------------------

6. Index

--------------------------------------------------
                               Aggregate
             W.A.     W.A.      Cut-Off
           Cut-Off    FICO     Principal
Index        LTV     Score      Balance     % MIG
--------------------------------------------------
6ML         78.27%    702    $756,238,896    5.11%
--------------------------------------------------
12ML        71.25     713      30,721,989    0.00
--------------------------------------------------
1 YR CMT    74.86     731       3,290,387   18.21
--------------------------------------------------
Total:      77.98%    703    $790,251,272    4.96%
--------------------------------------------------

--------------------------------------------------------------------------------

7. Lien Position

------------------------------------------------------
                                    Aggregate
                  W.A.     W.A.      Cut-Off
                Cut-Off    FICO     Principal
Lien Position     LTV     Score      Balance     % MIG
------------------------------------------------------
1                77.98%    703    $790,251,272   4.96%
------------------------------------------------------
Total:           77.98%    703    $790,251,272   4.96%
------------------------------------------------------

--------------------------------------------------------------------------------

8. Loan Purpose

-----------------------------------------------------
                                   Aggregate
                 W.A.     W.A.      Cut-Off
               Cut-Off    FICO     Principal
Loan Purpose     LTV     Score      Balance     % MIG
-----------------------------------------------------
Purchase        79.80%    714    $459,506,328   6.17%
-----------------------------------------------------
C/O Refi        75.64     688     198,106,508   3.56
-----------------------------------------------------
R/T Refi        75.17     687     132,638,436   2.87
-----------------------------------------------------
Total:          77.98%    703    $790,251,272   4.96%
-----------------------------------------------------

--------------------------------------------------------------------------------

9. Property Type

------------------------------------------------------
                                    Aggregate
                  W.A.     W.A.      Cut-Off
                Cut-Off    FICO     Principal
Property Type     LTV     Score      Balance     % MIG
------------------------------------------------------

------------------------------------------------------
SFR              77.28%    698    $389,768,719   5.29%
------------------------------------------------------
PUD              79.10     703     174,097,121   4.69
------------------------------------------------------
2-4 Family       78.17     711     142,330,150   4.93
------------------------------------------------------
Condo            78.63     709      83,929,008   4.07
------------------------------------------------------
Cooperative      74.35     673         126,274   0.00
------------------------------------------------------
Total:           77.98%    703    $790,251,272   4.96%
------------------------------------------------------

--------------------------------------------------------------------------------

10. State

---------------------------------------------------------------
                                           Aggregate
                         W.A.     W.A.      Cut-Off
                       Cut-Off    FICO     Principal
State                    LTV     Score      Balance      % MIG
---------------------------------------------------------------
California              76.72%    701    $249,673,640     2.43%
---------------------------------------------------------------
Illinois                78.19     693      53,951,458     2.69
---------------------------------------------------------------
Florida                 78.39     709      46,609,445     6.05
---------------------------------------------------------------
Arizona                 79.18     716      43,273,607     0.40
---------------------------------------------------------------
New York                79.03     705      39,957,068    10.67
---------------------------------------------------------------
Nevada                  78.10     698      39,325,943     3.88
---------------------------------------------------------------
Massachusetts           76.91     705      33,059,661     4.40
---------------------------------------------------------------
Virginia                78.07     699      32,116,724     3.45
---------------------------------------------------------------
Washington              78.70     710      27,912,268     3.59
---------------------------------------------------------------
New Jersey              80.53     698      27,584,210    20.27
---------------------------------------------------------------
Colorado                78.77     703      23,908,815     4.15
---------------------------------------------------------------
Texas                   78.12     698      21,896,909     6.94
---------------------------------------------------------------
Maryland                78.00     685      21,629,515     2.67
---------------------------------------------------------------
Oregon                  78.85     716      18,043,473     4.89
---------------------------------------------------------------
Georgia                 79.92     712      14,887,519    10.31
---------------------------------------------------------------
Michigan                78.02     697      13,157,107    15.48
---------------------------------------------------------------
Minnesota               78.68     720      11,783,402     0.00
---------------------------------------------------------------
Ohio                    77.35     697       9,190,912    15.84
---------------------------------------------------------------
Pennsylvania            80.56     706       8,078,490     8.54
---------------------------------------------------------------
North Carolina          80.08     703       7,001,850    14.11
---------------------------------------------------------------
Connecticut             79.21     700       5,718,812     9.85
---------------------------------------------------------------
Idaho                   79.84     705       5,629,499     4.60
---------------------------------------------------------------

---------------------------------------------------------------
Utah                    79.12     725       5,165,762     0.00
---------------------------------------------------------------
South Carolina          74.26     712       4,802,871    22.60
---------------------------------------------------------------
District of Columbia    78.71     695       4,107,896     0.00
---------------------------------------------------------------
Missouri                76.58     723       2,814,773     1.84
---------------------------------------------------------------
Montana                 78.93     690       2,629,821     0.00
---------------------------------------------------------------
Rhode Island            79.45     715       2,481,531     0.00
---------------------------------------------------------------
New Mexico              79.97     708       1,854,684     0.00
---------------------------------------------------------------
New Hampshire           80.48     674       1,767,614    25.88
---------------------------------------------------------------
Indiana                 76.19     699       1,623,581     0.00
---------------------------------------------------------------
Wisconsin               78.79     710       1,451,338     8.68
---------------------------------------------------------------
Tennessee               80.25     726       1,333,899    17.20
---------------------------------------------------------------
Maine                   77.89     706         860,772     0.00
---------------------------------------------------------------
Kansas                  72.00     738         781,000     0.00
---------------------------------------------------------------
Nebraska                78.97     715         581,316     0.00
---------------------------------------------------------------
Oklahoma                82.12     670         580,500    27.29
---------------------------------------------------------------
Louisiana               82.52     728         520,476    16.86
---------------------------------------------------------------
Vermont                 80.00     681         460,000     0.00
---------------------------------------------------------------
Wyoming                 75.80     708         459,367     0.00
---------------------------------------------------------------
Delaware                77.78     722         381,001     0.00
---------------------------------------------------------------
Hawaii                  80.00     804         278,400     0.00
---------------------------------------------------------------
West Virginia           79.74     634         250,300     0.00
---------------------------------------------------------------
Mississippi             79.99     713         216,900     0.00
---------------------------------------------------------------
Kentucky                79.70     728         210,196     0.00
---------------------------------------------------------------
Iowa                    79.95     778         172,700     0.00
---------------------------------------------------------------
Arkansas                90.00     712          74,250   100.00
---------------------------------------------------------------
Total:                  77.98%    703    $790,251,272     4.96%
---------------------------------------------------------------

--------------------------------------------------------------------------------

11. California

---------------------------------------------------
                                 Aggregate
               W.A.     W.A.      Cut-Off
             Cut-Off    FICO     Principal
California     LTV     Score      Balance     % MIG
---------------------------------------------------
Northern      76.71%    700    $124,859,646   1.01%
---------------------------------------------------
Southern      76.73     702     124,813,994   3.85
---------------------------------------------------

---------------------------------------------------
Total:        76.72%    701    $249,673,640   2.43%
---------------------------------------------------

--------------------------------------------------------------------------------

12. MSA

-----------------------------------------------------------
                                        Aggregate
                      W.A.     W.A.      Cut-Off
                    Cut-Off    FICO     Principal
MSA                   LTV     Score      Balance      % MIG
-----------------------------------------------------------

Los Angeles, CA      76.66%    700    $ 86,066,736    4.10%
-----------------------------------------------------------
San Francisco, CA    76.29     701      78,894,197    0.00
-----------------------------------------------------------
New York, NY         79.77     702      63,886,097   15.38
-----------------------------------------------------------
Chicago, IL          78.19     694      54,081,233    2.36
-----------------------------------------------------------
Washington, DC       78.27     691      50,004,894    2.78
-----------------------------------------------------------
Phoenix, AZ          79.41     715      38,385,237    0.46
-----------------------------------------------------------
Las Vegas, NV        78.00     698      34,548,009    3.72
-----------------------------------------------------------
Boston, MA           77.46     704      31,965,549    5.98
-----------------------------------------------------------
No MSA               74.89     702      31,826,807    5.28
-----------------------------------------------------------
San Diego, CA        76.92     701      24,659,177    1.64
-----------------------------------------------------------
Seattle, WA          78.89     707      24,515,888    3.26
-----------------------------------------------------------
Sacramento, CA       77.89     703      18,922,859    2.99
-----------------------------------------------------------
Denver, CO           78.68     698      16,398,744    4.89
-----------------------------------------------------------
Miami, FL            78.88     699      16,187,948   10.43
-----------------------------------------------------------
Portland, OR         79.38     715      15,254,322    5.19
-----------------------------------------------------------
Other                78.59     708     204,653,576    6.40
-----------------------------------------------------------
Total:               77.98%    703    $790,251,272    4.96%
-----------------------------------------------------------

--------------------------------------------------------------------------------

13. Zip Code

-------------------------------------------------
                               Aggregate
             W.A.     W.A.      Cut-Off
           Cut-Off    FICO     Principal
Zip Code     LTV     Score      Balance     % MIG
-------------------------------------------------
89123       76.74%    684    $  3,330,000   0.00%
-------------------------------------------------
95122       79.20     686       2,782,000   0.00
-------------------------------------------------
94015       78.01     702       2,681,800   0.00
-------------------------------------------------

-------------------------------------------------
95138       70.47     665       2,678,516   0.00
-------------------------------------------------
94550       80.00     714       2,608,000   0.00
-------------------------------------------------
Other       78.00     703     776,170,956   5.05
-------------------------------------------------
Total:      77.98%    703    $790,251,272   4.96%
-------------------------------------------------

--------------------------------------------------------------------------------

14. Occupancy Status

----------------------------------------------------------
                                       Aggregate
                     W.A.     W.A.      Cut-Off
                   Cut-Off    FICO     Principal
Occupancy Status     LTV     Score      Balance     % MIG
----------------------------------------------------------
Primary             77.74%    691    $439,654,240    7.00%
----------------------------------------------------------
Investor            78.40     718     326,877,499    2.56
----------------------------------------------------------
Secondary           76.84     711      23,719,533    0.31
----------------------------------------------------------
Total:              77.98%    703    $790,251,272    4.96%
----------------------------------------------------------

--------------------------------------------------------------------------------

15. Documentation

---------------------------------------------------------------------
                                                 Aggregate
                               W.A.     W.A.      Cut-Off
                             Cut-Off    FICO     Principal
Documentation                  LTV     Score      Balance      % MIG
---------------------------------------------------------------------
Stated Income                 78.03%    698    $568,275,327     2.78%
---------------------------------------------------------------------
Full                          79.04     716     120,353,958     4.06
---------------------------------------------------------------------
No Doc                        82.11     707      25,659,065    42.56
---------------------------------------------------------------------
SISA                          81.50     714      22,825,458    30.82
---------------------------------------------------------------------
Stated                        70.33     728      22,249,196     1.61
---------------------------------------------------------------------
Standard                      73.13     686      11,053,896     2.18
---------------------------------------------------------------------
NID - No Income Disclosure    70.78     711       8,152,080     0.00
---------------------------------------------------------------------
NID/NED                       72.90     731       2,956,685     0.00
---------------------------------------------------------------------
NINA                          76.46     709       2,726,130     0.00
---------------------------------------------------------------------
aLT                           74.55     732       2,589,852     0.00
---------------------------------------------------------------------
Stated/VOA                    64.00     735       2,463,618     0.00
---------------------------------------------------------------------
No Ratio                      80.00     768         742,208     0.00
---------------------------------------------------------------------
Rapid                         80.00     740         203,797     0.00
---------------------------------------------------------------------

---------------------------------------------------------------------
Total:                        77.98%    703    $790,251,272     4.96%
---------------------------------------------------------------------

--------------------------------------------------------------------------------

16. Original LTV

--------------------------------------------------------
                                    Aggregate
                  W.A.     W.A.      Cut-Off
                Cut-Off    FICO     Principal
Original LTV      LTV     Score      Balance      % MIG
--------------------------------------------------------
20.01 - 25.00     23.32%   687    $    431,969     0.00%
--------------------------------------------------------
25.01 - 30.00     26.96    762       1,499,600     0.00
--------------------------------------------------------
30.01 - 35.00     34.17    728         328,500     0.00
--------------------------------------------------------
35.01 - 40.00     38.28    704       1,439,037     0.00
--------------------------------------------------------
40.01 - 45.00     41.93    670       1,283,682     0.00
--------------------------------------------------------
45.01 - 50.00     48.22    725       5,026,001     0.00
--------------------------------------------------------
50.01 - 55.00     53.57    721       3,543,237     0.00
--------------------------------------------------------
55.01 - 60.00     58.27    693      12,338,898     0.29
--------------------------------------------------------
60.01 - 65.00     62.95    703      10,924,786     0.00
--------------------------------------------------------
65.01 - 70.00     68.65    693      37,588,424     0.23
--------------------------------------------------------
70.01 - 75.00     73.75    692      66,601,901     0.00
--------------------------------------------------------
75.01 - 80.00     79.69    704     613,348,813     0.52
--------------------------------------------------------
80.01 - 85.00     84.04    702       5,621,759   100.00
--------------------------------------------------------
85.01 - 90.00     89.78    702      19,967,094   100.00
--------------------------------------------------------
90.01 - 95.00     94.72    712      10,066,652   100.00
--------------------------------------------------------
>= 95.01         103.00    717         240,917   100.00
--------------------------------------------------------
Total:            77.98%   703    $790,251,272     4.96%
--------------------------------------------------------

W.A.: 77.98%
Lowest: 22.62%
Highest: 103.00%

--------------------------------------------------------------------------------

17. Cut-Off LTV

--------------------------------------------------------
                                    Aggregate
                  W.A.     W.A.      Cut-Off
                Cut-Off    FICO     Principal
Cut-Off LTV       LTV     Score      Balance      % MIG
--------------------------------------------------------

--------------------------------------------------------
20.01 - 25.00     23.32%   687    $    431,969     0.00%
--------------------------------------------------------
25.01 - 30.00     26.96    762       1,499,600     0.00
--------------------------------------------------------
30.01 - 35.00     34.17    728         328,500     0.00
--------------------------------------------------------
35.01 - 40.00     38.28    704       1,439,037     0.00
--------------------------------------------------------
40.01 - 45.00     41.93    670       1,283,682     0.00
--------------------------------------------------------
45.01 - 50.00     48.22    725       5,026,001     0.00
--------------------------------------------------------
50.01 - 55.00     53.57    721       3,543,237     0.00
--------------------------------------------------------
55.01 - 60.00     58.27    693      12,338,898     0.29
--------------------------------------------------------
60.01 - 65.00     62.95    703      10,924,786     0.00
--------------------------------------------------------
65.01 - 70.00     68.65    693      37,588,424     0.23
--------------------------------------------------------
70.01 - 75.00     73.82    692      67,578,569     0.24
--------------------------------------------------------
75.01 - 80.00     79.69    704     612,372,145     0.50
--------------------------------------------------------
80.01 - 85.00     84.04    702       5,621,759   100.00
--------------------------------------------------------
85.01 - 90.00     89.78    702      19,967,094   100.00
--------------------------------------------------------
90.01 - 95.00     94.72    712      10,066,652   100.00
--------------------------------------------------------
>= 100.01        103.00    717         240,917   100.00
--------------------------------------------------------
Total:            77.98%   703    $790,251,272     4.96%
--------------------------------------------------------

W.A.: 77.96%
Lowest: 22.62%
Highest: 103.00%

--------------------------------------------------------------------------------

18. MI Provider

------------------------------------------------------
                                  Aggregate
                W.A.     W.A.      Cut-Off
              Cut-Off    FICO     Principal
MI Provider     LTV     Score      Balance      % MIG
------------------------------------------------------
COVERED        95.23%    712    $    599,117   100.00%
------------------------------------------------------
MGIC           86.91     701       1,657,050   100.00
------------------------------------------------------
NONE           77.38     703     751,029,788     0.00
------------------------------------------------------
PMIC           89.14     706      21,063,045   100.00
------------------------------------------------------
RGIC           89.79     698      15,417,110   100.00
------------------------------------------------------
RMIC           90.00     746         137,700   100.00
------------------------------------------------------
UGRIC          89.99     710         347,462   100.00
------------------------------------------------------
Total:         77.98%    703    $790,251,272     4.96%
------------------------------------------------------

--------------------------------------------------------------------------------

19. Appraisal Method

-----------------------------------------------------------------
                                              Aggregate
                            W.A.     W.A.      Cut-Off
                          Cut-Off    FICO     Principal
Appraisal Method            LTV     Score      Balance     % MIG
-----------------------------------------------------------------
1025(2-4unit) 2unit        77.30%    712    $  4,896,048    0.00%
-----------------------------------------------------------------
1025(2-4unit): 2w/216      78.43     713      52,825,353    5.03
-----------------------------------------------------------------
1025(2-4unit): 3unit       80.00     743         536,000    0.00
-----------------------------------------------------------------
1025(2-4unit): 3w/216      77.79     711      27,647,084    8.24
-----------------------------------------------------------------
1025(2-4unit): 4unit       71.68     710       1,138,250    0.00
-----------------------------------------------------------------
1025(2-4unit): 4w/216      78.18     714      31,515,214    2.22
-----------------------------------------------------------------
1073 (condo)               78.49     702      37,517,618    4.45
-----------------------------------------------------------------
1073-condo w/216 & 1007    79.39     720      28,593,232    3.08
-----------------------------------------------------------------
1075 (coop)                77.32     675         266,138    0.00
-----------------------------------------------------------------
2055IE                     60.43     711         383,217    0.00
-----------------------------------------------------------------
AVM                        73.00     773         649,700    0.00
-----------------------------------------------------------------
F1004 w/ 216 & 1007        78.73     717     201,773,126    2.62
-----------------------------------------------------------------
F1004 Full                 77.43     692     400,576,486    6.35
-----------------------------------------------------------------
F2055-exterior             77.25     647         119,881    0.00
-----------------------------------------------------------------
F2055-interior             75.13     676         608,800    0.00
-----------------------------------------------------------------
F704-Drive by              87.87     709         427,575   72.43
-----------------------------------------------------------------
Tax Assessment             80.00     678         777,550    0.00
-----------------------------------------------------------------
Total:                     77.98%    703    $790,251,272    4.96%
-----------------------------------------------------------------

--------------------------------------------------------------------------------

20. Debt-to-Income

-------------------------------------------------------
                                    Aggregate
                  W.A.     W.A.      Cut-Off
                Cut-Off    FICO     Principal
Debt-to-Income    LTV     Score      Balance     % MIG
-------------------------------------------------------
<= 0.00          78.70%    711    $ 40,527,969   26.95%
-------------------------------------------------------
0.01 - 5.00      82.54     753         169,320   25.49
-------------------------------------------------------
5.01 - 10.00     78.22     735       2,694,030    0.00
-------------------------------------------------------
10.01 - 15.00    76.03     720      10,719,154    1.54
-------------------------------------------------------

-------------------------------------------------------
15.01 - 20.00    78.03     708      23,904,239    5.39
-------------------------------------------------------
20.01 - 25.00    77.21     715      51,769,406    4.71
-------------------------------------------------------
25.01 - 30.00    77.73     703      97,896,905    4.17
-------------------------------------------------------
30.01 - 35.00    78.02     704     185,331,961    2.23
-------------------------------------------------------
35.01 - 40.00    78.18     699     271,954,872    3.98
-------------------------------------------------------
40.01 - 45.00    78.14     697      81,127,411    4.85
-------------------------------------------------------
45.01 - 50.00    77.23     704      24,156,005    5.75
-------------------------------------------------------
Total:           77.98%    703    $790,251,272    4.96%
-------------------------------------------------------

W.A.: 33.80%
Lowest: 0.00%
Highest: 49.95%

--------------------------------------------------------------------------------

21. Delinquency*

-----------------------------------------------------
                                   Aggregate
                 W.A.     W.A.      Cut-Off
               Cut-Off    FICO     Principal
Delinquency*     LTV     Score      Balance     % MIG
-----------------------------------------------------
0-29 days       77.98%    703    $790,251,272   4.96%
-----------------------------------------------------
Total:          77.98%    703    $790,251,272   4.96%
-----------------------------------------------------

* OTS method

--------------------------------------------------------------------------------

22. Original Term

------------------------------------------------------
                                    Aggregate
                  W.A.     W.A.      Cut-Off
                Cut-Off    FICO     Principal
Original Term     LTV     Score      Balance     % MIG
------------------------------------------------------
360              77.98%    703    $790,251,272   4.96%
------------------------------------------------------
Total:           77.98%    703    $790,251,272   4.96%
------------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Scheduled Remaining Term

------------------------------------------------------------------
                                               Aggregate
                             W.A.     W.A.      Cut-Off
                           Cut-Off    FICO     Principal
Scheduled Remaining Term     LTV     Score      Balance      % MIG
------------------------------------------------------------------
349 - 354                   76.09%    689    $  3,466,544   16.29%
------------------------------------------------------------------
355 - 360                   77.99     703     786,784,728    4.91
------------------------------------------------------------------
Total:                      77.98%    703    $790,251,272    4.96%
------------------------------------------------------------------

W.A.: 358.9 months
Lowest: 351 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

---------------------------------------------------------
                                      Aggregate
                    W.A.     W.A.      Cut-Off
                  Cut-Off    FICO     Principal
Cutoff Loan Age     LTV     Score      Balance      % MIG
---------------------------------------------------------
0                  77.74%    702    $254,956,636    3.22%
---------------------------------------------------------
1 - 6              78.11     703     533,629,741    5.78
---------------------------------------------------------
7 - 12             72.37     676       1,664,894   10.16
---------------------------------------------------------
Total:             77.98%    703    $790,251,272    4.96%
---------------------------------------------------------

W.A.: 1.1 months
Lowest: 0 months
Highest: 9 months

--------------------------------------------------------------------------------

25. Prepay Term

-----------------------------------------------------
                                  Aggregate
                W.A.     W.A.      Cut-Off
              Cut-Off    FICO     Principal
Prepay Term     LTV     Score      Balance     % MIG
-----------------------------------------------------
0              77.70%    701    $519,364,506    5.47%
-----------------------------------------------------
12             83.32     710       1,017,013   30.36
-----------------------------------------------------
24             80.00     714         195,790    0.00
-----------------------------------------------------
30             79.23     680       1,077,450    0.00
-----------------------------------------------------
36             78.49     706     260,693,112    4.02
-----------------------------------------------------
42             78.79     715       7,800,400    0.00
-----------------------------------------------------

-----------------------------------------------------
60             75.74     701         103,000    0.00
-----------------------------------------------------
Total:         77.98%    703    $790,251,272    4.96%
-----------------------------------------------------

W.A.: 12.4 months
Lowest: 0 months
Highest: 60 months

--------------------------------------------------------------------------------

26. Gross Margin

-----------------------------------------------------
                                   Aggregate
                 W.A.     W.A.      Cut-Off
               Cut-Off    FICO     Principal
Gross Margin     LTV     Score      Balance     % MIG
-----------------------------------------------------
2.250           71.39%    717    $ 40,140,513   1.49%
-----------------------------------------------------
2.750           78.33     702     749,426,859   5.15
-----------------------------------------------------
3.000           71.22     688         146,000   0.00
-----------------------------------------------------
3.500           78.99     712         537,900   0.00
-----------------------------------------------------
Total:          77.98%    703    $790,251,272   4.96%
-----------------------------------------------------

W.A.: 2.725%
Lowest: 2.250%
Highest: 3.500%

--------------------------------------------------------------------------------

27. Initial Cap (ARMs)

-----------------------------------------------------------
                                         Aggregate
                       W.A.     W.A.      Cut-Off
                     Cut-Off    FICO     Principal
Initial Cap (ARMs)     LTV     Score      Balance     % MIG
-----------------------------------------------------------
2.000                 71.24%    718    $ 12,989,140   0.00%
-----------------------------------------------------------
5.000                 78.09     703     777,262,131   5.05
-----------------------------------------------------------
Total:                77.98%    703    $790,251,272   4.96%
-----------------------------------------------------------

W.A.: 4.951%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

28. Periodic Cap (ARMs)

------------------------------------------------------------
                                          Aggregate
                        W.A.     W.A.      Cut-Off
                      Cut-Off    FICO     Principal
Periodic Cap (ARMs)     LTV     Score      Balance     % MIG
------------------------------------------------------------
1.000                  78.33%    702    $750,948,704   5.14%
------------------------------------------------------------
2.000                  71.23     718      39,302,568   1.52
------------------------------------------------------------
Total:                 77.98%    703    $790,251,272   4.96%
------------------------------------------------------------

W.A.: 1.050%
Lowest: 1.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

--------------------------------------------------------------
                                          Aggregate
                        W.A.     W.A.      Cut-Off
                      Cut-Off    FICO     Principal
Maximum Rate (ARMs)     LTV     Score      Balance      % MIG
--------------------------------------------------------------
8.000 or less          69.41%    734    $  5,053,470     0.00%
--------------------------------------------------------------
9.001 - 10.000         73.40     732       1,159,700     0.00
--------------------------------------------------------------
10.001 - 11.000        74.24     726      45,959,912     2.73
--------------------------------------------------------------
11.001 - 12.000        77.71     704     396,268,031     4.73
--------------------------------------------------------------
12.001 - 13.000        78.77     699     329,181,670     4.32
--------------------------------------------------------------
13.001 - 14.000        83.25     686      12,438,489    38.80
--------------------------------------------------------------
14.001 - 15.000        95.00     673         190,000   100.00
--------------------------------------------------------------
Total:                 77.98%    703    $790,251,272     4.96%
--------------------------------------------------------------

W.A.: 11.941%
Lowest: 5.875%
Highest: 14.500%

--------------------------------------------------------------------------------

30. Minimum Rate (ARMs)

------------------------------------------------------------
                                          Aggregate
                        W.A.     W.A.      Cut-Off
                      Cut-Off    FICO     Principal
Minimum Rate (ARMs)     LTV     Score      Balance     % MIG
------------------------------------------------------------
2.250                  71.39%    717    $ 40,140,513   1.49%
------------------------------------------------------------
2.750                  78.34     702     749,300,159   5.15
------------------------------------------------------------

----------------------------------------------------------
2.875                  68.86    672        126,700   0.00
----------------------------------------------------------
3.000                  71.22    688        146,000   0.00
----------------------------------------------------------
3.500                  78.99    712        537,900   0.00
----------------------------------------------------------
Total:                 77.98%   703   $790,251,272   4.96%
----------------------------------------------------------

W.A.: 2.725%
Lowest: 2.250%
Highest: 3.500%

--------------------------------------------------------------------------------

31. Term to Roll (ARMs)

-------------------------------------------------------------
                                          Aggregate
                        W.A.     W.A.      Cut-Off
                      Cut-Off    FICO     Principal
Term to Roll (ARMs)     LTV     Score      Balance     % MIG
-------------------------------------------------------------
7 - 12                 69.41%    734    $  5,053,470    0.00%
-------------------------------------------------------------
25 - 30                75.98     682       1,443,300   12.11
-------------------------------------------------------------
31 - 36                78.50     700     615,046,874    4.99
-------------------------------------------------------------
49 - 54                76.17     694       2,023,244   19.28
-------------------------------------------------------------
55 - 60                76.87     711     155,020,955    5.07
-------------------------------------------------------------
79 - 84                69.24     708       5,471,379    0.00
-------------------------------------------------------------
115 - 120              70.06     737       6,192,050    1.89
-------------------------------------------------------------
Total:                 77.98%    703    $790,251,272    4.96%
-------------------------------------------------------------

W.A.: 40.5 months
Lowest: 10 months
Highest: 120 months

--------------------------------------------------------------------------------

32. Minimum Rate (ARMs)

------------------------------------------------------------
                                          Aggregate
                        W.A.     W.A.      Cut-Off
                      Cut-Off    FICO     Principal
Minimum Rate (ARMs)     LTV     Score      Balance     % MIG
------------------------------------------------------------
12.000                 69.41%    734    $  5,053,470   0.00%
------------------------------------------------------------
36.000                 78.49     700     616,490,174   5.00
------------------------------------------------------------
60.000                 76.86     711     157,044,199   5.25
------------------------------------------------------------
84.000                 69.24     708       5,471,379   0.00
------------------------------------------------------------

------------------------------------------------------------
120.000                70.06     737       6,192,050   1.89
------------------------------------------------------------
Total:                 77.98%    703    $790,251,272   4.96%
------------------------------------------------------------

W.A.: 2.725%
Lowest: 2.250%
Highest: 3.500%

--------------------------------------------------------------------------------

33. DTI

---------------------------------------------------------
                                      Aggregate
                    W.A.     W.A.      Cut-Off
                  Cut-Off    FICO     Principal
DTI                 LTV     Score      Balance     % MIG
---------------------------------------------------------
0.000 or less      78.70%    711    $ 40,527,969   26.95%
---------------------------------------------------------
0.001 - 5.000      82.54     753         169,320   25.49
---------------------------------------------------------
5.001 - 10.000     78.22     735       2,694,030    0.00
---------------------------------------------------------
10.001 - 15.000    76.03     720      10,719,154    1.54
---------------------------------------------------------
15.001 - 20.000    78.03     708      23,904,239    5.39
---------------------------------------------------------
20.001 - 25.000    77.21     715      51,769,406    4.71
---------------------------------------------------------
25.001 - 30.000    77.73     703      97,896,905    4.17
---------------------------------------------------------
30.001 - 35.000    78.02     704     185,331,961    2.23
---------------------------------------------------------
35.001 - 40.000    78.18     699     271,954,872    3.98
---------------------------------------------------------
40.001 - 45.000    78.14     697      81,127,411    4.85
---------------------------------------------------------
45.001 - 50.000    77.23     704      24,156,005    5.75
---------------------------------------------------------
Total:             77.98%    703    $790,251,272    4.96%
---------------------------------------------------------

W.A.: 2.725%
Lowest: 2.250%
Highest: 3.500%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient
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issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2005-B
                                     Group 3

                                  3,324 records
                              Balance: 790,251,272

--------------------------------------------------------------------------------

Originators

----------------------------------------------------------------------
                                   Percent
                    Aggregate     of Loans
                     Cut-Off     by Cut-Off    W.A.     W.A.
                    Principal     Principal    FICO   Cut-Off    W.A.
Originators          Balance       Balance    Score     LTV       DTI
----------------------------------------------------------------------
Bank of America   $ 34,249,098       4.33%     715     71.38%   32.79%
----------------------------------------------------------------------
GPM                750,948,704      95.03      702     78.32    32.00
----------------------------------------------------------------------
NatCity              5,053,470       0.64      734     69.32    36.73
----------------------------------------------------------------------
Total:            $790,251,272     100.00%     703     77.96%   32.07%
----------------------------------------------------------------------

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Debt-to-Income

---------------------------------------------------------------------
                                  Percent
                   Aggregate     of Loans
                    Cut-Off     by Cut-Off    W.A.     W.A.
                   Principal     Principal    FICO   Cut-Off    W.A.
Debt-to-Income      Balance       Balance    Score     LTV       DTI
---------------------------------------------------------------------
<= 5             $ 40,697,289       5.15%     711     78.65%    0.02%
---------------------------------------------------------------------
6 - 10              2,694,030       0.34      735     77.00     8.98
---------------------------------------------------------------------
11 - 15            10,719,154       1.36      720     76.02    13.24
---------------------------------------------------------------------
16 - 20            23,904,239       3.02      708     78.02    17.91
---------------------------------------------------------------------
21 - 25            51,769,406       6.55      715     77.20    22.79
---------------------------------------------------------------------
26 - 30            97,896,905      12.39      703     77.72    27.65
---------------------------------------------------------------------
31 - 35           185,331,961      23.45      704     78.01    32.76
---------------------------------------------------------------------
36 - 40           271,954,872      34.41      699     78.17    37.61
---------------------------------------------------------------------
41 - 45            81,127,411      10.27      697     78.12    42.14
---------------------------------------------------------------------
46 - 50            24,156,005       3.06      704     77.21    47.19
---------------------------------------------------------------------
Total:           $790,251,272     100.00%     703     77.96%   32.07%
---------------------------------------------------------------------

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

IO Loans

--------------------------------------------------------------------------------
                                             Percent
                              Aggregate     of Loans
                               Cut-Off     by Cut-Off    W.A.     W.A.
                              Principal     Principal    FICO   Cut-Off    W.A.
IO Loans                       Balance       Balance    Score     LTV       DTI
--------------------------------------------------------------------------------
10/1 1 YR LIBOR - IO        $  3,635,550       0.56%     742     65.64%   25.35%
--------------------------------------------------------------------------------
10/1 6 MO LIBOR - IO - IO      2,556,500       0.40      732     75.09    29.59
--------------------------------------------------------------------------------
3/1 1 YR CMT - IO              1,109,070       0.17      713     74.07    29.00
--------------------------------------------------------------------------------
3/1 1 YR LIBOR - IO            6,084,392       0.94      700     71.19    33.53
--------------------------------------------------------------------------------
3/1 6 MO LIBOR - IO - IO     515,618,985      79.79      700     78.46    32.10
--------------------------------------------------------------------------------
5/1 1 YR CMT - IO                277,500       0.04      789     28.17    42.90
--------------------------------------------------------------------------------
5/1 1 YR LIBOR - IO            8,234,323       1.27      716     76.48    34.35
--------------------------------------------------------------------------------
5/1 6 MO LIBOR - IO - IO     104,100,384      16.11      713     77.77    31.88
--------------------------------------------------------------------------------
7/1 1 YR CMT - IO                649,700       0.10      773     73.00    23.40
--------------------------------------------------------------------------------
7/1 1 YR LIBOR - IO            1,385,600       0.21      723     49.30    29.28
--------------------------------------------------------------------------------
7/1 6 MO LIBOR - IO - IO       2,577,850       0.40      691     75.73    33.82
--------------------------------------------------------------------------------
Total:                      $646,229,854     100.00%     703     78.06%   32.05%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Documentation

--------------------------------------------------------------------
                                Percent
                  Aggregate     of Loans
                   Cut-Off     by Cut-Off    W.A.     W.A.
                  Principal     Principal    FICO   Cut-Off    W.A.
Documentation      Balance       Balance    Score     LTV      DTI
--------------------------------------------------------------------
Stated          $615,813,599      77.93%     700     77.81%   33.64%
--------------------------------------------------------------------
Full             133,997,707      16.96      714     78.45    34.45
--------------------------------------------------------------------
No Doc            26,401,274       3.34      709     82.04     0.00
--------------------------------------------------------------------
NID/NAD           13,834,895       1.75      715     72.20     0.00
--------------------------------------------------------------------
Reduced              203,797       0.03      740     79.92    42.40
--------------------------------------------------------------------
Total:          $790,251,272     100.00%     703     77.96%   32.07%
--------------------------------------------------------------------

--------------------------------------------------------------------------------

State

-----------------------------------------------------------------
                             Percent
               Aggregate     of Loans
                Cut-Off     by Cut-Off    W.A.     W.A.
               Principal     Principal    FICO   Cut-Off    W.A.
State           Balance       Balance    Score     LTV      DTI
-----------------------------------------------------------------
California   $249,673,640      31.59%     701     76.71%   33.33%
-----------------------------------------------------------------
Illinois       53,951,458       6.83      693     78.16    33.51
-----------------------------------------------------------------
Florida        46,609,445       5.90      709     78.38    31.79
-----------------------------------------------------------------
Arizona        43,273,607       5.48      716     79.17    32.03
-----------------------------------------------------------------
New York       39,957,068       5.06      705     79.00    33.27
-----------------------------------------------------------------
Other         356,786,054      45.15      703     78.49    30.86
-----------------------------------------------------------------
Total:       $790,251,272     100.00%     703     77.96%   32.07%
-----------------------------------------------------------------

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

6. MSA

------------------------------------------------------------------------
                                    Percent
                      Aggregate     of Loans
                       Cut-Off     by Cut-Off    W.A.     W.A.
                      Principal     Principal    FICO   Cut-Off    W.A.
MSA                    Balance       Balance    Score     LTV      DTI
------------------------------------------------------------------------
Los Angeles, CA     $ 86,066,736      10.89%     700     76.65%   33.42%
------------------------------------------------------------------------
San Francisco, CA     78,894,197       9.98      701     76.28    34.93
------------------------------------------------------------------------
New York, NY          63,886,097       8.08      702     79.74    32.42
------------------------------------------------------------------------
Chicago, IL           54,081,233       6.84      694     78.17    33.37
------------------------------------------------------------------------
Washington, DC        50,004,894       6.33      691     78.20    30.88
------------------------------------------------------------------------
Phoenix, AZ           38,385,237       4.86      715     79.41    31.90
------------------------------------------------------------------------
Las Vegas, NV         34,548,009       4.37      698     78.00    33.41
------------------------------------------------------------------------
Boston, MA            31,965,549       4.04      704     77.44    29.28
------------------------------------------------------------------------
No MSA                31,826,807       4.03      702     74.81    30.78
------------------------------------------------------------------------
San Diego, CA         24,659,177       3.12      701     76.92    30.74
------------------------------------------------------------------------
Seattle, WA           24,515,888       3.10      707     78.88    31.82
------------------------------------------------------------------------
Sacramento, CA        18,922,859       2.39      703     77.89    32.44
------------------------------------------------------------------------
Denver, CO            16,398,744       2.08      698     78.68    32.14
------------------------------------------------------------------------
Miami, FL             16,187,948       2.05      699     78.88    33.54
------------------------------------------------------------------------
Portland, OR          15,254,322       1.93      715     79.38    28.51
------------------------------------------------------------------------
Atlanta, GA           12,836,370       1.62      712     79.97    28.75
------------------------------------------------------------------------
Dallas, TX            12,297,223       1.56      696     77.70    34.19
------------------------------------------------------------------------
Detroit, MI           11,774,492       1.49      697     78.54    30.10
------------------------------------------------------------------------
Minneapolis, MN       11,630,102       1.47      721     78.63    30.37
------------------------------------------------------------------------
Philadelphia, PA       7,750,281       0.98      703     79.20    28.89
------------------------------------------------------------------------
Other                148,365,108      18.77      709     78.50    31.10
------------------------------------------------------------------------
Total:              $790,251,272     100.00%     703     77.96%   32.07%
------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2005-B
                                     GROUP 1

                                   498 records
                              Balance: 104,207,764
--------------------------------------------------------------------------------

General Summary

Number of Mortgage Loans: 498
Aggregate Unpaid Principal Balance: $104,207,764.33
Range of Unpaid Principal Balance: $28,000.00 to $475,990.58
Average Unpaid Principal Balance: $209,253
Range of Current Interest Rates: 4.750% to 5.750%
W.A. Current Interest Rate: 5.541%
Range of Gross Margin: 2.250% to 2.750%
W.A. Gross Margin: 2.742%
Range of Rate Ceiling: 10.750% to 11.750%
W.A. Ceiling: 11.541%
Months to First Adjustment Date: 26 to 36 months
W.A. Months to First Adjustment Date: 35 months
Range of Remaining Terms to Stated Maturity: 350 to 360 months
W.A. Remaining Term to Stated Maturity: 359 months
Range of Original Terms: 360 to 360 months
W.A. Original Term: 360 months
Range of Loan Age: 0 to 10 months
W.A. Loan Age: 1 month
Range of Original Loan-to-Valuation Ratio: 23.85% to 95.00%
W.A. Original Loan-to-Valuation Ratios: 76.57%
Range of Credit Scores: 620 to 809
W.A. Credit Score: 710
Latest Maturity Date: 2035-03-01

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Geographic Concentration

-----------------------------------
Georgraphic Concentration   Percent
-----------------------------------
California                   26.93%
-----------------------------------
Illinois                     19.35
-----------------------------------
New York                      7.14
-----------------------------------
Virginia                      3.72
-----------------------------------
New Jersey                    3.66
-----------------------------------
Colorado                      3.03
-----------------------------------
Nevada                        2.99
-----------------------------------
Other                        33.18
-----------------------------------
Total:                      100.00%
-----------------------------------

Maximum Single Zip Code Concentration: 0.97%

--------------------------------------------------------------------------------

Occupancy of Mortgaged Properties

----------------------------------------------------------------------------------------------
                                                                                Percent of
                                                          Aggregate             Aggregate
                                       Number of     Statistical Cut-Off   Statistical Cut-Off
Occupancy of Mortgaged Properties   Mortgage Loans    Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------
Primary Residence                         295          $ 66,903,059.91            64.20%
----------------------------------------------------------------------------------------------
Investor Property                         182            32,736,275.91            31.41
----------------------------------------------------------------------------------------------
Second Home                                21             4,568,428.51             4.38
----------------------------------------------------------------------------------------------
Total:                                    498          $104,207,764.33           100.00%
----------------------------------------------------------------------------------------------

(1) Based solely on representations of the mortgagor at the time of origination of the related Group Mortgage Loan.

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Property Types

------------------------------------------------------------------------------------
                                                                    Percent of
                                                Aggregate           Aggregate
                             Number of     Statistical Cut-Off   Statistical Cut-Off
Property Types            Mortgage Loans    Principal Balance     Principal Balance
------------------------------------------------------------------------------------
Single Family Residence         279          $ 57,631,789.17            55.30%
------------------------------------------------------------------------------------
PUD                             102            20,715,534.29            19.88
------------------------------------------------------------------------------------
Condominium                      66            12,943,719.88            12.42
------------------------------------------------------------------------------------
2-4 Family                       48            12,470,432.20            11.97
------------------------------------------------------------------------------------
Cooperative                       3               446,288.79             0.43
------------------------------------------------------------------------------------
Total:                          498          $104,207,764.33           100.00%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Mortgage Loan Purposes

-----------------------------------------------------------------------------------
                                                                     Percent of
                                               Aggregate             Aggregate
                            Number of     Statistical Cut-Off   Statistical Cut-Off
Mortgage Loan Purposes   Mortgage Loans    Principal Balance     Principal Balance
-----------------------------------------------------------------------------------
Purchase                       252          $ 51,915,143.28            49.82%
-----------------------------------------------------------------------------------
R/T Refi                       127            27,106,074.07            26.01
-----------------------------------------------------------------------------------
C/O Refi                       119            25,186,546.98            24.17
-----------------------------------------------------------------------------------
Total:                         498          $104,207,764.33           100.00%
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Geographical Distribution of the Mortgaged Properties

----------------------------------------------------------------------------------------------
                                                                 Aggregate
                                                                   Stated         % of Group
                                                 Number          Principal       Cut-off Date
Geographical Distribution of the Mortgaged      of Group       Balance as of    Pool Principal
Properties                                   Mortgage Loans     Cut-off Date        Balance
----------------------------------------------------------------------------------------------
Arizona                                             22        $  3,094,433.41         2.97%
----------------------------------------------------------------------------------------------
California                                         111          28,064,694.73        26.93
----------------------------------------------------------------------------------------------
Colorado                                            16           3,158,057.55         3.03
----------------------------------------------------------------------------------------------
Connecticut                                          4             624,411.38         0.60
----------------------------------------------------------------------------------------------
District of Columbia                                 2             489,000.00         0.47
----------------------------------------------------------------------------------------------
Florida                                             12           1,755,955.45         1.69
----------------------------------------------------------------------------------------------
Georgia                                             11           1,651,204.98         1.58
----------------------------------------------------------------------------------------------
Idaho                                                3             272,740.00         0.26
----------------------------------------------------------------------------------------------
Illinois                                            96          20,169,208.91        19.35
----------------------------------------------------------------------------------------------
Indiana                                              2             289,895.59         0.28
----------------------------------------------------------------------------------------------
Kansas                                               2             584,000.00         0.56
----------------------------------------------------------------------------------------------
Maine                                                1             199,711.27         0.19
----------------------------------------------------------------------------------------------
Maryland                                            12           2,548,975.50         2.45
----------------------------------------------------------------------------------------------
Massachusetts                                        9           2,520,264.88         2.42
----------------------------------------------------------------------------------------------
Michigan                                            11           1,356,976.31         1.30
----------------------------------------------------------------------------------------------
Minnesota                                           10           1,679,735.66         1.61
----------------------------------------------------------------------------------------------
Missouri                                             1              73,600.00         0.07
----------------------------------------------------------------------------------------------
Montana                                              1             359,274.50         0.34
----------------------------------------------------------------------------------------------
Nevada                                              14           3,110,634.55         2.99
----------------------------------------------------------------------------------------------
New Hampshire                                        6           1,235,811.40         1.19
----------------------------------------------------------------------------------------------
New Jersey                                          16           3,818,902.30         3.66
----------------------------------------------------------------------------------------------
New Mexico                                           2             235,746.16         0.23
----------------------------------------------------------------------------------------------
New York                                            30           7,437,086.75         7.14
----------------------------------------------------------------------------------------------
North Carolina                                      13           2,055,704.25         1.97
----------------------------------------------------------------------------------------------
Ohio                                                 6             707,000.08         0.68
----------------------------------------------------------------------------------------------
Oklahoma                                             1             205,784.91         0.20
----------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

----------------------------------------------------------------------------------------------
Oregon                                              13           2,674,796.70         2.57
----------------------------------------------------------------------------------------------
Pennsylvania                                         8           1,278,576.72         1.23
----------------------------------------------------------------------------------------------
Rhode Island                                         1             223,766.12         0.21
----------------------------------------------------------------------------------------------
South Carolina                                       4             905,495.79         0.87
----------------------------------------------------------------------------------------------
Texas                                               17           2,926,787.05         2.81
----------------------------------------------------------------------------------------------
Utah                                                11           2,193,590.81         2.11
----------------------------------------------------------------------------------------------
Virginia                                            16           3,873,051.47         3.72
----------------------------------------------------------------------------------------------
Washington                                           9           1,813,447.21         1.74
----------------------------------------------------------------------------------------------
Wisconsin                                            3             342,834.68         0.33
----------------------------------------------------------------------------------------------
Wyoming                                              2             276,607.26         0.27
----------------------------------------------------------------------------------------------
Total:                                             498        $104,207,764.33       100.00%
----------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, no more than approximately 0.97% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Current Group Mortgage Loan Principal Balances

-----------------------------------------------------------------------------------------
                                                            Aggregate
                                                              Stated         % of Group
                                            Number          Principal       Cut-off Date
Current Group Mortgage Loan Principal      of Group       Balance as of    Pool Principal
Balances                                Mortgage Loans     Cut-off Date        Balance
-----------------------------------------------------------------------------------------
0.01 - 50,000.00                                4        $    160,457.23         0.15%
-----------------------------------------------------------------------------------------
50,000.01 - 100,000.00                         45           3,498,024.15         3.36
-----------------------------------------------------------------------------------------
100,000.01 - 150,000.00                        90          11,578,218.82        11.11
-----------------------------------------------------------------------------------------
150,000.01 - 200,000.00                       100          17,644,015.32        16.93
-----------------------------------------------------------------------------------------
200,000.01 - 250,000.00                        98          21,888,528.00        21.00
-----------------------------------------------------------------------------------------
250,000.01 - 300,000.00                        75          20,495,874.86        19.67
-----------------------------------------------------------------------------------------
300,000.01 - 350,000.00                        63          20,206,121.80        19.39
-----------------------------------------------------------------------------------------
350,000.01 - 400,000.00                        17           6,125,033.57         5.88
-----------------------------------------------------------------------------------------
400,000.01 - 450,000.00                         5           2,135,500.00         2.05
-----------------------------------------------------------------------------------------
450,000.01 - 500,000.00                         1             475,990.58         0.46
-----------------------------------------------------------------------------------------
Total:                                        498        $104,207,764.33       100.00%
-----------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $209,253.

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Original Loan-to-Value Ratios

------------------------------------------------------------------------------------------
                                                     Aggregate
                                    Number       Stated Principal         % of Group
                                   of Group        Balance as of         Cut-off Date
Original Loan-to-Value Ratios   Mortgage Loans     Cut-off Date     Pool Principal Balance
------------------------------------------------------------------------------------------
20.01 - 25.00                           2         $    239,879.60            0.23%
------------------------------------------------------------------------------------------
25.01 - 30.00                           2              283,000.00            0.27
------------------------------------------------------------------------------------------
35.01 - 40.00                           1              220,000.00            0.21
------------------------------------------------------------------------------------------
40.01 - 45.00                           4              329,457.23            0.32
------------------------------------------------------------------------------------------
45.01 - 50.00                           6            1,660,976.21            1.59
------------------------------------------------------------------------------------------
50.01 - 55.00                           8            1,619,548.95            1.55
------------------------------------------------------------------------------------------
55.01 - 60.00                           8            1,623,038.17            1.56
------------------------------------------------------------------------------------------
60.01 - 65.00                          15            3,239,996.94            3.11
------------------------------------------------------------------------------------------
65.01 - 70.00                          36            7,597,513.65            7.29
------------------------------------------------------------------------------------------
70.01 - 75.00                          31            6,564,219.11            6.30
------------------------------------------------------------------------------------------
75.01 - 80.00                         361           76,227,191.01           73.15
------------------------------------------------------------------------------------------
80.01 - 85.00                           4              644,287.01            0.62
------------------------------------------------------------------------------------------
85.01 - 90.00                          13            2,310,075.84            2.22
------------------------------------------------------------------------------------------
90.01 - 95.00                           7            1,648,580.61            1.58
------------------------------------------------------------------------------------------
Total:                                498         $104,207,764.33          100.00%
------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 76.57%.

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Current Mortgage Interest Rates

--------------------------------------------------------------------------------------------
                                                       Aggregate
                                      Number       Stated Principal         % of Group
                                     of Group        Balance as of         Cut-off Date
Current Mortgage Interest Rates   Mortgage Loans     Cut-off Date     Pool Principal Balance
--------------------------------------------------------------------------------------------
4.501 - 4.750                             2         $    405,289.45             0.39%
--------------------------------------------------------------------------------------------
4.751 - 5.000                            20            3,999,164.64              3.84
--------------------------------------------------------------------------------------------
5.001 - 5.250                            45            9,536,386.81              9.15
--------------------------------------------------------------------------------------------
5.251 - 5.500                           171           36,009,389.92             34.56
--------------------------------------------------------------------------------------------
5.501 - 5.750                           260           54,257,533.51             52.07
--------------------------------------------------------------------------------------------
Total:                                  498         $104,207,764.33           100.00%
--------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 5.541% per annum.

--------------------------------------------------------------------------------

Gross Margin

--------------------------------------------------------------------------
                                     Aggregate
                    Number       Stated Principal         % of Group
                   of Group        Balance as of         Cut-off Date
Gross Margin    Mortgage Loans     Cut-off Date     Pool Principal Balance
--------------------------------------------------------------------------
2.001 - 2.250           8         $  1,602,061.72             1.54%
--------------------------------------------------------------------------
2.501 - 2.750         490          102,605,702.61             98.46
--------------------------------------------------------------------------
Total:                498         $104,207,764.33           100.00%
--------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.742% per annum.

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Rate Ceilings

----------------------------------------------------------------------------
                                      Aggregate
                      Number       Stated Principal         % of Group
                     of Group       Balance as of          Cut-off Date
Rate Ceilings     Mortgage Loans     Cut-off Date     Pool Principal Balance
----------------------------------------------------------------------------
10.001 - 11.000         22          $  4,404,454.09            4.23%
----------------------------------------------------------------------------
11.001 - 12.000        476            99,803,310.24           95.77
----------------------------------------------------------------------------
Total:                 498          $104,207,764.33          100.00%
----------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 11.541% per annum.

--------------------------------------------------------------------------------

First Adjustment Dates

-----------------------------------------------------------------------------------
                                                                     Percent of
                                               Aggregate             Aggregate
                            Number of     Statistical Cut-Off   Statistical Cut-Off
First Adjustment Dates   Mortgage Loans    Principal Balance     Principal Balance
-----------------------------------------------------------------------------------
May 1,2007                       1                46,100.00              0.04
-----------------------------------------------------------------------------------
August 1,2007                    1                78,900.00              0.08
-----------------------------------------------------------------------------------
October 1,2007                   6             1,207,872.67              1.16
-----------------------------------------------------------------------------------
November 1,2007                  2               333,048.54              0.32
-----------------------------------------------------------------------------------
December 1,2007                 53            10,100,489.51              9.69
-----------------------------------------------------------------------------------
January 1,2008                 200          $ 39,943,060.06            38.33%
-----------------------------------------------------------------------------------
February 1,2008                145            31,722,843.55             30.44
-----------------------------------------------------------------------------------
March 1,2008                    90            20,775,450.00             19.94
-----------------------------------------------------------------------------------
Total:                         498          $104,207,764.33           100.00%
-----------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average to First Adjustment Date for the Group Mortgage Loans is expected to be approximately 35 months

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Remaining Terms

----------------------------------------------------------------------------
                                      Aggregate
                      Number       Stated Principal        % of Group
                     of Group       Balance as of         Cut-off Date
Remaining Terms   Mortgage Loans      Cut-off Date    Pool Principal Balance
----------------------------------------------------------------------------
341 - 360               498         $104,207,764.33           100.00%
----------------------------------------------------------------------------
Total:                  498         $104,207,764.33           100.00%
----------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 359 months.

--------------------------------------------------------------------------------

Credit Scores of Mortgagors

----------------------------------------------------------------------------------------
                                                  Aggregate
                                  Number       Stated Principal         % of Group
                                 of Group       Balance as of          Cut-off Date
Credit Scores of Mortgagors   Mortgage Loans     Cut-off Date     Pool Principal Balance
----------------------------------------------------------------------------------------
801 - 825                             5         $  1,220,419.28             1.17%
----------------------------------------------------------------------------------------
776 - 800                            31            6,069,433.17             5.82
----------------------------------------------------------------------------------------
751 - 775                            65           13,653,629.35            13.10
----------------------------------------------------------------------------------------
726 - 750                            77           15,310,402.86            14.69
----------------------------------------------------------------------------------------
701 - 725                           123           25,470,258.78            24.44
----------------------------------------------------------------------------------------
676 - 700                            91           18,514,612.30            17.77
----------------------------------------------------------------------------------------
651 - 675                            71           16,157,139.06            15.50
----------------------------------------------------------------------------------------
626 - 650                            33            7,211,180.07             6.92
----------------------------------------------------------------------------------------
601 - 625                             1              321,389.46             0.31
----------------------------------------------------------------------------------------
Not Scored 1                          1              279,300.00             0.27
----------------------------------------------------------------------------------------
Total:                              498         $104,207,764.33           100.00%
----------------------------------------------------------------------------------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Interest Only Percentage

-------------------------------------------------------------------------------------
                                               Aggregate
                               Number       Stated Principal         % of Group
                              of Group        Balance as of         Cut-off Date
Interest Only Percentage   Mortgage Loans     Cut-off Date     Pool Principal Balance
-------------------------------------------------------------------------------------
N                                216         $ 42,447,874.33            40.73%
-------------------------------------------------------------------------------------
Y                                282           61,759,890.00            59.27
-------------------------------------------------------------------------------------
Total:                           498         $104,207,764.33           100.00%
-------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the percent of the Group Mortgage Loans that for a fixed period pay only interest is expected to be approximately 59.266%.

--------------------------------------------------------------------------------

Interest Only Terms

--------------------------------------------------------------------------------
                                          Aggregate
                          Number       Stated Principal         % of Group
                         of Group       Balance as of          Cut-off Date
Interest Only Terms   Mortgage Loans     Cut-off Date     Pool Principal Balance
--------------------------------------------------------------------------------
0                           216         $ 42,447,874.33            40.73%
--------------------------------------------------------------------------------
36                            6            1,199,500.00             1.15
--------------------------------------------------------------------------------
120                         276           60,560,390.00            58.12
--------------------------------------------------------------------------------
Total:                      498         $104,207,764.33           100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

17. Documentation

--------------------------------------------------------------------------
                                     Aggregate
                    Number       Stated Principal         % of Group
                   of Group        Balance as of         Cut-off Date
Documentation   Mortgage Loans     Cut-off Date     Pool Principal Balance
--------------------------------------------------------------------------
Full                  123         $ 22,470,052.52            21.56%
--------------------------------------------------------------------------
No Doc                 10            1,820,958.19             1.75
--------------------------------------------------------------------------
NID/NAD                24            6,018,927.43             5.78
--------------------------------------------------------------------------
Stated                341           73,897,826.19            70.91
--------------------------------------------------------------------------
Total:                498         $104,207,764.33           100.00%
--------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2005-B
                            GROUP 1 AND GROUP 2 CROSS

                                   901 records
                              Balance: 234,154,993

--------------------------------------------------------------------------------

General Summary

Number of Mortgage Loans: 901
Aggregate Unpaid Principal Balance: $234,154,992.66
Range of Unpaid Principal Balance: $28,000.00 to $1,497,933.40
Average Unpaid Principal Balance: $259,883
Range of Current Interest Rates: 4.250% to 5.875%
W.A. Current Interest Rate: 5.462%
Range of Gross Margin: 2.250% to 2.750%
W.A. Gross Margin: 2.517%
Range of Rate Ceiling: 9.250% to 11.875%
W.A. Ceiling: 10.909%
Months to First Adjustment Date: 26 to 60 months
W.A. Months to First Adjustment Date: 48 months
Range of Remaining Terms to Stated Maturity: 350 to 360 months
W.A. Remaining Term to Stated Maturity: 359 months
Range of Original Terms: 360 to 360 months
W.A. Original Term: 360 months
Range of Loan Age: 0 to 10 months
W.A. Loan Age: 1 month
Range of Original Loan-to-Valuation Ratio: 22.08% to 95.00%
W.A. Original Loan-to-Valuation Ratios: 75.26%
Range of Credit Scores: 608 to 817
W.A. Credit Score: 721
Latest Maturity Date: 2035-03-01

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Geographic Concentration

-----------------------------------
Georgraphic Concentration   Percent
-----------------------------------
California                   39.76%
-----------------------------------
Illinois                      9.80
-----------------------------------
Florida                       6.46
-----------------------------------
Virginia                      5.57
-----------------------------------
New York                      3.72
-----------------------------------
North Carolina                3.33
-----------------------------------
Maryland                      2.79
-----------------------------------
Other                        28.57
-----------------------------------
Total:                      100.00%
-----------------------------------

Maximum Single Zip Code Concentration: 0.88%

--------------------------------------------------------------------------------

Occupancy of Mortgaged Properties

----------------------------------------------------------------------------------------------
                                                                                Percent of
                                                          Aggregate             Aggregate
                                       Number of     Statistical Cut-Off   Statistical Cut-Off
Occupancy of Mortgaged Properties   Mortgage Loans    Principal Balance     Principal Balance
----------------------------------------------------------------------------------------------
Primary Residence                         645          $181,951,983.78             77.71%
----------------------------------------------------------------------------------------------
Investor Property                         217            39,029,697.44             16.67
----------------------------------------------------------------------------------------------
Second Home                                39            13,173,311.44              5.63
----------------------------------------------------------------------------------------------
Total:                                    901          $234,154,992.66            100.00%
----------------------------------------------------------------------------------------------

(1) Based solely on representations of the mortgagor at the time of origination of the related Group Mortgage Loan.

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Property Types

------------------------------------------------------------------------------------
                                                                      Percent of
                                                Aggregate             Aggregate
                             Number of     Statistical Cut-Off   Statistical Cut-Off
Property Types            Mortgage Loans    Principal Balance     Principal Balance
------------------------------------------------------------------------------------
Single Family Residence         508        $134,593,468.68                57.48%
------------------------------------------------------------------------------------
PUD                             196          49,160,177.53                20.99
------------------------------------------------------------------------------------
Condominium                     122          29,614,059.49                12.65
------------------------------------------------------------------------------------
2-4 Family                       69          19,684,464.09                 8.41
------------------------------------------------------------------------------------
Cooperative                       4             643,073.16                 0.27
------------------------------------------------------------------------------------
Townhouse                         2             459,749.71                 0.20
------------------------------------------------------------------------------------
Total:                          901        $234,154,992.66               100.00%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Mortgage Loan Purposes

-----------------------------------------------------------------------------------
                                                                     Percent of
                                               Aggregate             Aggregate
                            Number of     Statistical Cut-Off   Statistical Cut-Off
Mortgage Loan Purposes   Mortgage Loans    Principal Balance     Principal Balance
-----------------------------------------------------------------------------------
Purchase                       512          $133,900,911.26             57.18%
-----------------------------------------------------------------------------------
C/O Refi                       205            53,181,738.28             22.71
-----------------------------------------------------------------------------------
R/T Refi                       184            47,072,343.12             20.10
-----------------------------------------------------------------------------------
Total:                         901          $234,154,992.66            100.00%
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Geographical Distribution of the Mortgaged Properties

---------------------------------------------------------------------------------------
                                                           Aggregate
                                              Number         Stated        % of Group
                                             of Group      Principal      Cut-off Date
Geographical Distribution of the Mortgaged   Mortgage    Balance as of   Pool Principal
Properties                                     Loans      Cut-off Date       Balance
---------------------------------------------------------------------------------------
Arizona                                          39     $ 6,052,787.38        2.58%
---------------------------------------------------------------------------------------
Arkansas                                          1          94,588.82        0.04
---------------------------------------------------------------------------------------
California                                      261      93,110,104.22       39.76
---------------------------------------------------------------------------------------
Colorado                                         25       4,869,813.06        2.08
---------------------------------------------------------------------------------------
Connecticut                                       9       1,992,142.22        0.85
---------------------------------------------------------------------------------------
Delaware                                          3         858,431.09        0.37
---------------------------------------------------------------------------------------
District of Columbia                              3         888,200.00        0.38
---------------------------------------------------------------------------------------
Florida                                          54      15,125,257.92        6.46
---------------------------------------------------------------------------------------
Georgia                                          21       3,197,248.68        1.37
---------------------------------------------------------------------------------------
Hawaii                                            1         520,000.00        0.22
---------------------------------------------------------------------------------------
Idaho                                             3         272,740.00        0.12
---------------------------------------------------------------------------------------
Illinois                                        110      22,941,228.76        9.80
---------------------------------------------------------------------------------------
Indiana                                           2         289,895.59        0.12
---------------------------------------------------------------------------------------
Iowa                                              1          44,800.00        0.02
---------------------------------------------------------------------------------------
Kansas                                            2         584,000.00        0.25
---------------------------------------------------------------------------------------
Maine                                             3         689,311.27        0.29
---------------------------------------------------------------------------------------
Maryland                                         32       6,534,152.02        2.79
---------------------------------------------------------------------------------------
Massachusetts                                    16       4,420,191.27        1.89
---------------------------------------------------------------------------------------
Michigan                                         14       2,160,826.49        0.92
---------------------------------------------------------------------------------------
Minnesota                                        14       2,616,817.88        1.12
---------------------------------------------------------------------------------------
Missouri                                          6       1,075,549.80        0.46
---------------------------------------------------------------------------------------
Montana                                           1         359,274.50        0.15
---------------------------------------------------------------------------------------
Nevada                                           19       4,343,576.39        1.86
---------------------------------------------------------------------------------------
New Hampshire                                     7       1,479,811.40        0.63
---------------------------------------------------------------------------------------
New Jersey                                       24       5,778,824.51        2.47
---------------------------------------------------------------------------------------
New Mexico                                        2         235,746.16        0.10
---------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

----------------------------------------------------------------------------------------
New York                                         35        8,714,478.83        3.72
----------------------------------------------------------------------------------------
North Carolina                                   34        7,798,400.17        3.33
----------------------------------------------------------------------------------------
Ohio                                              9        1,142,518.51        0.49
----------------------------------------------------------------------------------------
Oklahoma                                          3          466,471.95        0.20
----------------------------------------------------------------------------------------
Oregon                                           19        3,920,516.33        1.67
----------------------------------------------------------------------------------------
Pennsylvania                                     10        1,754,085.39        0.75
----------------------------------------------------------------------------------------
Rhode Island                                      2          418,699.12        0.18
----------------------------------------------------------------------------------------
South Carolina                                   21        5,440,001.38        2.32
----------------------------------------------------------------------------------------
Tennessee                                         1          276,500.00        0.12
----------------------------------------------------------------------------------------
Texas                                            23        4,234,568.21        1.81
----------------------------------------------------------------------------------------
Utah                                             11        2,193,590.81        0.94
----------------------------------------------------------------------------------------
Virginia                                         37       13,039,008.90        5.57
----------------------------------------------------------------------------------------
Washington                                       17        3,434,191.69        1.47
----------------------------------------------------------------------------------------
Wisconsin                                         4          510,034.68        0.22
----------------------------------------------------------------------------------------
Wyoming                                           2          276,607.26        0.12
----------------------------------------------------------------------------------------
Total:                                          901     $234,154,992.66      100.00%
----------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, no more than approximately 0.88% of the Group Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Current Group Mortgage Loan Principal Balances

-----------------------------------------------------------------------------------
                                                      Aggregate
                                         Number         Stated         % of Group
                                        of Group      Principal       Cut-off Date
Current Group Mortgage Loan Principal   Mortgage    Balance as of    Pool Principal
Balances                                  Loans      Cut-off Date       Balance
-----------------------------------------------------------------------------------
0.01 - 50,000.00                             7     $    296,157.23         0.13%
-----------------------------------------------------------------------------------
50,000.01 - 100,000.00                      69        5,610,214.07         2.40
-----------------------------------------------------------------------------------
100,000.01 - 150,000.00                    152       19,353,617.82         8.27
-----------------------------------------------------------------------------------
150,000.01 - 200,000.00                    168       29,662,303.04        12.67
-----------------------------------------------------------------------------------
200,000.01 - 250,000.00                    148       33,234,787.13        14.19
-----------------------------------------------------------------------------------
250,000.01 - 300,000.00                    110       30,207,589.23        12.90
-----------------------------------------------------------------------------------
300,000.01 - 350,000.00                     94       30,313,380.61        12.95
-----------------------------------------------------------------------------------
350,000.01 - 400,000.00                     46       16,967,502.17         7.25
-----------------------------------------------------------------------------------
400,000.01 - 450,000.00                     26       11,061,042.53         4.72
-----------------------------------------------------------------------------------
450,000.01 - 500,000.00                     21       10,233,309.55         4.37
-----------------------------------------------------------------------------------
500,000.01 - 550,000.00                      9        4,713,479.64         2.01
-----------------------------------------------------------------------------------
550,000.01 - 600,000.00                      7        4,054,204.00         1.73
-----------------------------------------------------------------------------------
600,000.01 - 650,000.00                      6        3,832,331.72         1.64
-----------------------------------------------------------------------------------
650,000.01 - 700,000.00                      4        2,685,597.59         1.15
-----------------------------------------------------------------------------------
700,000.01 - 750,000.00                     10        7,276,848.00         3.11
-----------------------------------------------------------------------------------
800,000.01 - 850,000.00                      3        2,443,500.00         1.04
-----------------------------------------------------------------------------------
850,000.01 - 900,000.00                      3        2,616,789.00         1.12
-----------------------------------------------------------------------------------
900,000.01 - 950,000.00                      2        1,838,750.00         0.79
-----------------------------------------------------------------------------------
950,000.01 - 1,000,000.00                    9        8,879,100.00         3.79
-----------------------------------------------------------------------------------
1,000,000.01 - 1,500,000.00                  7        8,874,489.33         3.79
-----------------------------------------------------------------------------------
Total:                                     901     $234,154,992.66       100.00%
-----------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group Mortgage Loans is expected to be approximately $259,883.

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Original Loan-to-Value Ratios

------------------------------------------------------------------------------------------
                                                    Aggregate
                                    Number       Stated Principal         % of Group
                                   of Group        Balance as of         Cut-off Date
Original Loan-to-Value Ratios   Mortgage Loans     Cut-off Date     Pool Principal Balance
------------------------------------------------------------------------------------------
20.01 - 25.00                           3         $    324,879.60             0.14%
------------------------------------------------------------------------------------------
25.01 - 30.00                           4              792,650.00             0.34
------------------------------------------------------------------------------------------
30.01 - 35.00                           2              484,000.00             0.21
------------------------------------------------------------------------------------------
35.01 - 40.00                           4            1,406,388.00             0.60
------------------------------------------------------------------------------------------
40.01 - 45.00                           8            1,249,246.18             0.53
------------------------------------------------------------------------------------------
45.01 - 50.00                          12            4,045,287.59             1.73
------------------------------------------------------------------------------------------
50.01 - 55.00                          13            3,214,965.56             1.37
------------------------------------------------------------------------------------------
55.01 - 60.00                          21            5,410,964.12             2.31
------------------------------------------------------------------------------------------
60.01 - 65.00                          31           11,181,133.14             4.78
------------------------------------------------------------------------------------------
65.01 - 70.00                          69           21,461,355.59             9.17
------------------------------------------------------------------------------------------
70.01 - 75.00                          73           26,064,023.76            11.13
------------------------------------------------------------------------------------------
75.01 - 80.00                         628          152,052,777.09            64.94
------------------------------------------------------------------------------------------
80.01 - 85.00                           4              644,287.01             0.28
------------------------------------------------------------------------------------------
85.01 - 90.00                          20            3,855,788.63             1.65
------------------------------------------------------------------------------------------
90.01 - 95.00                           9            1,967,246.39             0.84
------------------------------------------------------------------------------------------
Total:                                901         $234,154,992.66           100.00%
------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Loan-to-Value Ratio at origination of the Group Mortgage Loans is expected to be approximately 75.26%.

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Current Mortgage Interest Rates

--------------------------------------------------------------------------------------------
                                                      Aggregate
                                      Number       Stated Principal         % of Group
                                     of Group       Balance as of          Cut-off Date
Current Mortgage Interest Rates   Mortgage Loans     Cut-off Date     Pool Principal Balance
--------------------------------------------------------------------------------------------
4.001 - 4.250                             1         $  1,497,933.40             0.64%
--------------------------------------------------------------------------------------------
4.251 - 4.500                             5            2,782,557.70             1.19
--------------------------------------------------------------------------------------------
4.501 - 4.750                            14            5,862,043.45             2.50
--------------------------------------------------------------------------------------------
4.751 - 5.000                            57           20,845,458.82             8.90
--------------------------------------------------------------------------------------------
5.001 - 5.250                            98           29,622,996.03            12.65
--------------------------------------------------------------------------------------------
5.251 - 5.500                           275           71,295,082.86            30.45
--------------------------------------------------------------------------------------------
5.501 - 5.750                           365           80,851,253.20            34.53
--------------------------------------------------------------------------------------------
5.751 - 6.000                            86           21,397,667.20             9.14
--------------------------------------------------------------------------------------------
Total:                                  901         $234,154,992.66           100.00%
--------------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group Mortgage Loans is expected to be approximately 5.462% per annum.

--------------------------------------------------------------------------------

Gross Margin

--------------------------------------------------------------------------
                                     Aggregate
                    Number       Stated Principal         % of Group
                   of Group        Balance as of         Cut-off Date
Gross Margin    Mortgage Loans     Cut-off Date     Pool Principal Balance
--------------------------------------------------------------------------
2.001 - 2.250        311          $109,127,535.08            46.60%
--------------------------------------------------------------------------
2.501 - 2.750        590           125,027,457.58            53.40
--------------------------------------------------------------------------
Total:               901          $234,154,992.66           100.00%
--------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Group Mortgage Loans is expected to be approximately 2.517% per annum.

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Rate Ceilings

----------------------------------------------------------------------------
                                       Aggregate
                      Number       Stated Principal         % of Group
                     of Group        Balance as of         Cut-off Date
Rate Ceilings     Mortgage Loans     Cut-off Date     Pool Principal Balance
----------------------------------------------------------------------------
9.001 - 10.000           55         $ 26,583,539.28            11.35%
----------------------------------------------------------------------------
10.001 - 11.000         369          107,418,499.99            45.87
----------------------------------------------------------------------------
11.001 - 12.000         477          100,152,953.39            42.77
----------------------------------------------------------------------------
Total:                  901         $234,154,992.66           100.00%
----------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group Mortgage Loans is expected to be approximately 10.909% per annum.

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

First Adjustment Dates

-----------------------------------------------------------------------------------
                                                                     Percent of
                                               Aggregate             Aggregate
                            Number of     Statistical Cut-Off   Statistical Cut-Off
First Adjustment Dates   Mortgage Loans    Principal Balance     Principal Balance
-----------------------------------------------------------------------------------
March 1,2010                   184          $ 63,536,563.00             27.13%
-----------------------------------------------------------------------------------
February 1,2010                141            48,348,297.42             20.65
-----------------------------------------------------------------------------------
January 1,2008                 200            39,943,060.06             17.06
-----------------------------------------------------------------------------------
February 1,2008                145            31,722,843.55             13.55
-----------------------------------------------------------------------------------
March 1,2008                    90            20,775,450.00              8.87
-----------------------------------------------------------------------------------
January 1,2010                  51            12,096,462.67              5.17
-----------------------------------------------------------------------------------
December 1,2007                 53            10,100,489.51              4.31
-----------------------------------------------------------------------------------
December 1,2009                 19             3,660,725.94              1.56
-----------------------------------------------------------------------------------
October 1,2007                   6             1,207,872.67              0.52
-----------------------------------------------------------------------------------
October 1,2009                   2               780,252.92              0.33
-----------------------------------------------------------------------------------
November 1,2009                  3               777,391.28              0.33
-----------------------------------------------------------------------------------
August 1,2009                    2               619,535.10              0.26
-----------------------------------------------------------------------------------
November 1,2007                  2               333,048.54              0.14
-----------------------------------------------------------------------------------
June 1,2009                      1               128,000.00              0.05
-----------------------------------------------------------------------------------
August 1,2007                    1                78,900.00              0.03
-----------------------------------------------------------------------------------
May 1,2007                       1                46,100.00              0.02
-----------------------------------------------------------------------------------
Total:                         901          $234,154,992.66            100.00%
-----------------------------------------------------------------------------------

(1) As of the Cut-off Date, the weighted average to First Adjustment Date for the Group Mortgage Loans is expected to be approximately 48 months

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Remaining Terms

----------------------------------------------------------------------------
                                      Aggregate
                      Number       Stated Principal         % of Group
                     of Group       Balance as of          Cut-off Date
Remaining Terms   Mortgage Loans     Cut-off Date     Pool Principal Balance
----------------------------------------------------------------------------
341 - 360               901         $234,154,992.66           100.00%
----------------------------------------------------------------------------
Total:                  901         $234,154,992.66           100.00%
----------------------------------------------------------------------------

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group Mortgage Loans is expected to be approximately 359 months.

--------------------------------------------------------------------------------

Credit Scores of Mortgagors

----------------------------------------------------------------------------------------
                                                  Aggregate
                                  Number       Stated Principal         % of Group
                                 of Group       Balance as of          Cut-off Date
Credit Scores of Mortgagors   Mortgage Loans     Cut-off Date     Pool Principal Balance
----------------------------------------------------------------------------------------
801 - 825                            14         $  4,851,791.60             2.07%
----------------------------------------------------------------------------------------
776 - 800                            87           28,910,532.76            12.35
----------------------------------------------------------------------------------------
751 - 775                           127           32,422,412.03            13.85
----------------------------------------------------------------------------------------
726 - 750                           156           41,264,697.56            17.62
----------------------------------------------------------------------------------------
701 - 725                           190           44,598,751.03            19.05
----------------------------------------------------------------------------------------
676 - 700                           190           48,161,427.28            20.57
----------------------------------------------------------------------------------------
651 - 675                            85           20,831,833.34             8.90
----------------------------------------------------------------------------------------
626 - 650                            45           11,283,622.92             4.82
----------------------------------------------------------------------------------------
601 - 625                             6            1,550,624.14             0.66
----------------------------------------------------------------------------------------
Not Scored 1                          1              279,300.00             0.12
----------------------------------------------------------------------------------------
Total:                              901         $234,154,992.66           100.00%
----------------------------------------------------------------------------------------

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.


Interest Only Percentage

-------------------------------------------------------------------------------------
                                               Aggregate
                               Number       Stated Principal         % of Group
                              of Group       Balance as of          Cut-off Date
Interest Only Percentage   Mortgage Loans     Cut-off Date     Pool Principal Balance
-------------------------------------------------------------------------------------
N                                414          $ 90,819,334.70             38.79%
-------------------------------------------------------------------------------------
Y                                487           143,335,657.96             61.21
-------------------------------------------------------------------------------------
Total:                           901          $234,154,992.66            100.00%
-------------------------------------------------------------------------------------

(1) As of the Cut-Off Date, the percent of the Group Mortgage Loans that for a fixed period pay only interest is expected to be approximately 61.214%.

--------------------------------------------------------------------------------

Interest Only Terms

--------------------------------------------------------------------------------
                                          Aggregate
                          Number       Stated Principal         % of Group
                         of Group       Balance as of          Cut-off Date
Interest Only Terms   Mortgage Loans     Cut-off Date     Pool Principal Balance
--------------------------------------------------------------------------------
0                           414         $ 90,819,334.70            38.79%
--------------------------------------------------------------------------------
36                            6            1,199,500.00             0.51
--------------------------------------------------------------------------------
60                          146           67,207,217.96            28.70
--------------------------------------------------------------------------------
120                         335           74,928,940.00            32.00
--------------------------------------------------------------------------------
Total:                      901         $234,154,992.66           100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Documentation

--------------------------------------------------------------------------
                                    Aggregate
                    Number       Stated Principal         % of Group
                   of Group       Balance as of          Cut-off Date
Documentation   Mortgage Loans     Cut-off Date     Pool Principal Balance
--------------------------------------------------------------------------
Full                  263         $ 59,296,373.00            25.32%
--------------------------------------------------------------------------
No Doc                 11            2,005,769.57             0.86
--------------------------------------------------------------------------
NID/NAD                29            6,998,878.70             2.99
--------------------------------------------------------------------------
Reduced                11            4,902,204.53             2.09
--------------------------------------------------------------------------
Stated                587          160,951,766.86            68.74
--------------------------------------------------------------------------
Total:                901         $234,154,992.66           100.00%
--------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is provided for your private information, and by Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2005-B
                                  GROUP 3 TOTAL

--------------------------------------------------------------------------------

Selection Criteria: GROUP eq 3; OCC ss 'Invest'
Table of Contents

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $326,877,499.20
% FEMA: 1.67%
Total Orig. Bal.: $326,920,145.00
Loan Count: 1,801
Cutoff Date: 2005-03-01
Avg. Cut-Off Balance: $181,497.78
Avg. Orig. Balance: $181,521.46
% Conforming: 88.23%
W.A. FICO: 718
W.A. Orig. LTV: 78.40%
W.A. Cut-Off LTV: 78.39%
Earliest Orig. Date: 2004-01-04
Latest Maturity Date: 2035-03-01
W.A. Gross Coupon: 6.2574%
W.A. Net Coupon: 6.0074%
W.A. Servicing Fee: 0.2500%
W.A. Master Servicing Fee:
W.A. Pass-Through Rate:
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 358.9 months
W.A. Age: 1.1 months
% OLTV over 80: 2.30%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 2.24%
% OLTV over 80 with PMI: 85.86%
W.A. MI Coverage: 25.06%
W.A. MI Adjusted COLTV: 77.89%
% Second Lien: 0.00%
% with Prepay Penalty: 42.73%
% with Buy Downs: 0.00%
% Balloon: 0.00%
% Piggy Backs: 65.87%
% Convertible: 0.00%
Max. Zipcode Conc.: 0.57%
W.A. Roll Term: 40.7 months
W.A. Margin: 2.747%
W.A. Initial Cap (ARMs): 5.000%
W.A. Interim Cap (ARMs): 1.000%
W.A. Life Cap (ARMs): 5.773%

W.A. Ceiling (ARMs): 12.031%
W.A. Floor (ARMs): 2.747%

--------------------------------------------------------------------------------

2. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
<= 50,000               0.38%
-----------------------------
50,001 - 100,000        8.39
-----------------------------
100,001 - 150,000      20.71
-----------------------------
150,001 - 200,000      17.68
-----------------------------
200,001 - 250,000      11.74
-----------------------------
250,001 - 300,000      10.61
-----------------------------
300,001 - 350,000       9.81
-----------------------------
350,001 - 400,000       6.44
-----------------------------
400,001 - 450,000       3.92
-----------------------------
450,001 - 500,000       4.81
-----------------------------
500,001 - 550,000       0.81
-----------------------------
550,001 - 600,000       1.41
-----------------------------
600,001 - 650,000       1.54
-----------------------------
700,001 - 750,000       0.66
-----------------------------
750,001 - 800,000       0.24
-----------------------------
800,001 - 850,000       0.26
-----------------------------
850,001 - 900,000       0.27
-----------------------------
950,001 - 1,000,000     0.29
-----------------------------
Total:                100.00%
-----------------------------

Average: $181,497.78
Lowest: $16,100.00
Highest: $960,000.00

--------------------------------------------------------------------------------

3. Original Balance

---------------------------
Original Balance    Percent
---------------------------
<= 50,000             0.38%
---------------------------
50,001 - 100,000      8.39
---------------------------

---------------------------
100,001 - 150,000    20.71
---------------------------
150,001 - 200,000    17.68
---------------------------
200,001 - 250,000    11.74
---------------------------
250,001 - 300,000    10.61
---------------------------
300,001 - 350,000     9.81
---------------------------
350,001 - 400,000     6.44
---------------------------
400,001 - 450,000     3.92
---------------------------
450,001 - 500,000     4.81
---------------------------
500,001 - 550,000     0.81
---------------------------
550,001 - 600,000     1.41
---------------------------
600,001 - 650,000     1.54
---------------------------
700,001 - 750,000     0.66
---------------------------
750,001 - 800,000     0.24
---------------------------
800,001 - 850,000     0.26
---------------------------
850,001 - 900,000     0.27
---------------------------
950,001 - 1,000,000   0.29
---------------------------
Total:              100.00%
---------------------------

Average: $181,521.46
Lowest: $16,100.00
Highest: $960,000.00

--------------------------------------------------------------------------------

4. Coupon

----------------
Coupon   Percent
----------------
4.750      0.07%
----------------
5.000      0.16
----------------
5.125      0.77
----------------
5.250      1.01
----------------
5.375      2.09
----------------
5.500      2.09
----------------
5.625      3.00
----------------
5.750      3.65
----------------
5.875     12.00
----------------
6.000     10.57
----------------

----------------
6.125      7.96
----------------
6.250     11.40
----------------
6.375     10.07
----------------
6.500      9.70
----------------
6.625      7.82
----------------
6.750      7.20
----------------
6.875      5.37
----------------
7.000      1.73
----------------
7.125      1.78
----------------
7.250      0.55
----------------
7.375      0.71
----------------
7.500      0.19
----------------
7.625      0.06
----------------
7.875      0.04
----------------
Total:   100.00%
----------------

W.A.: 6.257
Lowest: 4.750
Highest: 7.875

--------------------------------------------------------------------------------

5. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        1.61%
----------------------
750 - 799       21.96
----------------------
700 - 749       42.21
----------------------
650 - 699       32.38
----------------------
600 - 649        1.85
----------------------
Total:         100.00%
----------------------

W.A.: 718
Lowest: 622
Highest: 821

--------------------------------------------------------------------------------

6. Product Type

------------------------------------
Product Type                Percent
------------------------------------
3/1 6 MO LIBOR - IO - IO      66.21%
------------------------------------
5/1 6 MO LIBOR - IO - IO      16.76
------------------------------------
3/1 6 MO LIBOR                11.04
------------------------------------
5/1 6 MO LIBOR                 4.57
------------------------------------
5/1 1 YR LIBOR                 0.63
------------------------------------
7/1 6 MO LIBOR - IO - IO       0.35
------------------------------------
10/1 6 MO LIBOR - IO - IO      0.32
------------------------------------
7/1 6 MO LIBOR                 0.11
------------------------------------
5/1 1 YR CMT                   0.02
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

7. Index

-------------------
Index      Percent
-------------------
6ML          99.35%
-------------------
12ML          0.63
-------------------
1 YR CMT      0.02
-------------------
Total:      100.00%
-------------------

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

----------------------
Loan Purpose   Percent
----------------------
Purchase        72.54%
----------------------
C/O Refi        16.67
----------------------
R/T Refi        10.80
----------------------

----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              38.63%
-----------------------
2-4 Family       26.67
-----------------------
PUD Detached     17.19
-----------------------
Condo - Low       8.38
-----------------------
PUD Attached      4.21
-----------------------
SFR-Attached      1.99
-----------------------
Condo - High      1.65
-----------------------
PUD               0.84
-----------------------
Condo             0.44
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. State

---------------------
State         Percent
---------------------
California     25.53%
---------------------
Arizona         9.40
---------------------
Florida         7.21
---------------------
Illinois        5.45
---------------------
Nevada          5.28
---------------------
Other          47.14
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

12. California

--------------------
California   Percent
--------------------
Northern      48.16%
--------------------
Southern      51.84
--------------------

--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor           100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

------------------------------------
Documentation                Percent
------------------------------------
Stated Income                 73.35%
------------------------------------
Full                          25.46
------------------------------------
NID - No Income Disclosure     0.47
------------------------------------
Stated                         0.45
------------------------------------
Standard                       0.27
------------------------------------
Total:                       100.00%
------------------------------------

--------------------------------------------------------------------------------

15. Original LTV

----------------------
Original LTV   Percent
----------------------
25.1 - 30.0      0.12%
----------------------
30.1 - 35.0      0.10
----------------------
35.1 - 40.0      0.07
----------------------
40.1 - 45.0      0.18
----------------------
45.1 - 50.0      0.94
----------------------
50.1 - 55.0      0.08
----------------------
55.1 - 60.0      0.79
----------------------
60.1 - 65.0      1.05
----------------------
65.1 - 70.0      3.17
----------------------
70.1 - 75.0      5.81
----------------------
75.1 - 80.0     85.38
----------------------

----------------------
80.1 - 85.0      0.34
----------------------
85.1 - 90.0      1.97
----------------------
Total:         100.00%
----------------------

W.A.: 78.40%
Lowest: 27.74%
Highest: 90.00%

--------------------------------------------------------------------------------

16. Cut-Off LTV

---------------------
Cut-Off LTV   Percent
---------------------
25.1 - 30.0     0.12%
---------------------
30.1 - 35.0     0.10
---------------------
35.1 - 40.0     0.07
---------------------
40.1 - 45.0     0.18
---------------------
45.1 - 50.0     0.94
---------------------
50.1 - 55.0     0.08
---------------------
55.1 - 60.0     0.79
---------------------
60.1 - 65.0     1.05
---------------------
65.1 - 70.0     3.17
---------------------
70.1 - 75.0     5.81
---------------------
75.1 - 80.0    85.38
---------------------
80.1 - 85.0     0.34
---------------------
85.1 - 90.0     1.97
---------------------
Total:        100.00%
---------------------

W.A.: 78.39%
Lowest: 27.74%
Highest: 90.00%

--------------------------------------------------------------------------------

17. MI Provider

---------------------
MI Provider   Percent
---------------------
MGIC            0.06%
---------------------
NONE           97.44
---------------------
PMIC            1.65
---------------------

---------------------
RGIC            0.70
---------------------
RMIC            0.04
---------------------
UGRIC           0.11
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

18. Appraisal Method

-------------------------------
Appraisal Method        Percent
-------------------------------
1025(2-4unit) 2unit       0.73%
-------------------------------
1025(2-4unit): 2w/216     7.77
-------------------------------
1025(2-4unit): 3w/216     5.76
-------------------------------
1025(2-4unit): 4unit      0.35
-------------------------------
1025(2-4unit): 4w/216     8.15
-------------------------------
1073 (condo)              0.58
-------------------------------
1073-condo w/216&1007     8.67
-------------------------------
F1004 w/ 216 & 1007      59.57
-------------------------------
F1004 Full                8.34
-------------------------------
F2055-exterior            0.04
-------------------------------
F2055-interior            0.03
-------------------------------
Total:                  100.00%
-------------------------------

--------------------------------------------------------------------------------

19. Debt-to-Income

------------------------
Debt-to-Income   Percent
------------------------
<= 0.00            0.52%
------------------------
0.01 - 5.00        0.05
------------------------
5.01 - 10.00       0.65
------------------------
10.01 - 15.00      2.35
------------------------
15.01 - 20.00      4.24
------------------------
20.01 - 25.00      9.78
------------------------
25.01 - 30.00     15.92
------------------------
30.01 - 35.00     26.27
------------------------
35.01 - 40.00     31.61
------------------------

------------------------
40.01 - 45.00      6.73
------------------------
45.01 - 50.00      1.88
------------------------
Total:           100.00%
------------------------

W.A.: 32.13%
Lowest: 0.00%
Highest: 49.33%

--------------------------------------------------------------------------------

20. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* OTS method

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Scheduled Remaining Term

----------------------------------
Scheduled Remaining Term   Percent
----------------------------------
349 - 354                    0.27%
----------------------------------
355 - 360                   99.73
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 358.9 months
Lowest: 351 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  33.00%
-------------------------
1 - 6              66.89
-------------------------
7 - 12              0.11
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.1 months
Lowest: 0 months
Highest: 9 months

--------------------------------------------------------------------------------

24. Prepay Term

---------------------
Prepay Term   Percent
---------------------
0              57.27%
---------------------
12              0.11
---------------------
24              0.03
---------------------
30              0.22
---------------------
36             40.63
---------------------
42              1.72
---------------------
60              0.03
---------------------
Total:        100.00%
---------------------

W.A.: 15.5 months
Lowest: 0 months
Highest: 60 months

--------------------------------------------------------------------------------

25. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.25             0.79%
----------------------
2.75            99.00
----------------------
3.00             0.04
----------------------
3.50             0.16
----------------------
Total:         100.00%
----------------------

W.A.: 2.747%
Lowest: 2.250%
Highest: 3.500%

--------------------------------------------------------------------------------

26. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.00                 100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

27. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
1.00                  100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.000%
Lowest: 1.000%
Highest: 1.000%

--------------------------------------------------------------------------------

28. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
10.01 - 11.00           4.25%
-----------------------------
11.01 - 12.00          48.00
-----------------------------
12.01 - 13.00          46.25
-----------------------------
13.01 - 14.00           1.50
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 12.031%
Lowest: 10.375%
Highest: 13.375%

--------------------------------------------------------------------------------

29. Minimum Rate (ARMs)

-----------------------------
Minimum Rate (ARMs)   Percent
-----------------------------
2.25                    0.79%
-----------------------------
2.75                   98.96
-----------------------------
2.88                    0.04
-----------------------------
3.00                    0.04
-----------------------------
3.50                    0.16
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.747%
Lowest: 2.250%
Highest: 3.500%

--------------------------------------------------------------------------------

30. Term to Roll (ARMs)

-----------------------------
Term to Roll (ARMs)   Percent
-----------------------------
25 - 30                 0.13%
-----------------------------
31 - 36                77.13
-----------------------------
49 - 54                 0.14
-----------------------------
55 - 60                21.84
-----------------------------
79 - 84                 0.45
-----------------------------
115 - 120               0.32
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 40.7 months
Lowest: 30 months
Highest: 120 months

--------------------------------------------------------------------------------

31. ORIGINATOR

-----------------------------
ORIGINATOR            Percent
-----------------------------
Greenpoint Mortgage   100.00%
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                   BAFC 2005-B
                       GROUP 1 & GROUP 2 FICO SCORE TABLES

GROUP 1

----------------------------------------------------------------------------------------
                                                   Aggregate
                                  Number       Stated Principal         % of Group
                                 of Group        Balance as of         Cut-off Date
Credit Scores of Mortgagors   Mortgage Loans     Cut-off Date     Pool Principal Balance
----------------------------------------------------------------------------------------
801 - 825                             5         $  1,220,419.28             1.17%
----------------------------------------------------------------------------------------
776 - 800                            31            6,069,433.17             5.82
----------------------------------------------------------------------------------------
751 - 775                            65           13,653,629.35            13.10
----------------------------------------------------------------------------------------
726 - 750                            77           15,310,402.86            14.69
----------------------------------------------------------------------------------------
701 - 725                           123           25,470,258.78            24.44
----------------------------------------------------------------------------------------
676 - 700                            91           18,514,612.30            17.77
----------------------------------------------------------------------------------------
651 - 675                            71           16,157,139.06            15.50
----------------------------------------------------------------------------------------
626 - 650                            33            7,211,180.07             6.92
----------------------------------------------------------------------------------------
601 - 625                             1              321,389.46             0.31
----------------------------------------------------------------------------------------
Not Scored 1                          1              279,300.00             0.27
----------------------------------------------------------------------------------------
Total:                              498         $104,207,764.33           100.00%
----------------------------------------------------------------------------------------

GROUP 2

----------------------------------------------------------------------------------------
                                                   Aggregate
                                  Number       Stated Principal         % of Group
                                 of Group        Balance as of         Cut-off Date
Credit Scores of Mortgagors   Mortgage Loans     Cut-off Date     Pool Principal Balance
----------------------------------------------------------------------------------------
801 - 825                             9         $  3,631,372.32             2.79%
----------------------------------------------------------------------------------------
776 - 800                            56           22,841,099.59            17.58
----------------------------------------------------------------------------------------
751 - 775                            62           18,768,782.68            14.44
----------------------------------------------------------------------------------------
726 - 750                            79           25,954,294.70            19.97
----------------------------------------------------------------------------------------
701 - 725                            67           19,128,492.25            14.72
----------------------------------------------------------------------------------------
676 - 700                            99           29,646,814.98            22.81
----------------------------------------------------------------------------------------
651 - 675                            14            4,674,694.28             3.60
----------------------------------------------------------------------------------------
626 - 650                            12            4,072,442.85             3.13
----------------------------------------------------------------------------------------
601 - 625                             5            1,229,234.68             0.95
----------------------------------------------------------------------------------------
Total:                              403         $129,947,228.33           100.00%
----------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                    Pool Data

Data Entry Rules:
1. Only enter data in the fields highlighted in purple.
2. Please enter 0 for blanks.
3. Bucket the data using fit rules.

--------------------------------------------------------------------------------
                                  Pool Summary
--------------------------------------------------------------------------------
Total Issue Balance (USD)                                           790,251,272
Original Mortgage Pool Balance (USD)                                790,410,460
Current Mortgage Pool Balance (USD)                                 790,251,272
Total Number of Loans                                                     3,324
Average Loan Balance (USD)                                              237,741
1st lien (%age)                                                           100.0%
2nd lien (%age)                                                             0.0%
WA FICO                                                                     703
- Minimum FICO                                                              560
- Maximum FICO                                                              821
WA LTV                                                                     78.0%
- Minimum LTV                                                              22.6%
- Maximum LTV                                                             103.0%
WA DTI                                                                     33.8%
- Minimum DTI                                                               0.0%
- Maximum DTI                                                              50.0%
WA Age (Months)                                                               1
WA Remaining Term (Months)                                                358.9
Aquired Loans
North California (% of Pool)                                               50.0%
South California (% of Pool)                                               50.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                North California
--------------------------------------------------------------------------------
% of State                                                                 50.0%
WA FICO                                                                     700
- Minimum FICO                                                              621
- Maximum FICO                                                              813
WA LTV                                                                     76.7%
- Minimum LTV                                                              25.3%
- Maximum LTV                                                              90.0%
Highest Zip-Code Density (% of State)                                       2.2%
Zip-Code with Highest Density                                             95122
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                South California
--------------------------------------------------------------------------------
% of State                                                                 50.0%
WA FICO                                                                     702
Minimum FICO                                                                630
Maximum FICO                                                                819
WA LTV                                                                     76.7%
Minimum LTV                                                                27.7%
Maximum LTV                                                                95.0%
Highest Zip-Code Density (% of State)                                       1.3%
Zip-Code with Highest Density                                             92592
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Classification                                Total                      Check
--------------------------------------------------------------------------------
Mortgage Type                              790,251,272                 [GRAPHIC]
Loan-to-Value                              790,010,353                 [GRAPHIC]
FICO                                       790,251,270                 [GRAPHIC]
Purpose                                    790,251,272                 [GRAPHIC]
Occupancy                                  790,251,272                 [GRAPHIC]
Loan Balance                               790,251,273                 [GRAPHIC]
Property Type                              790,124,998                 [GRAPHIC]
Documentation Type                         149,237,606                 [GRAPHIC]
Fixed Period                               790,251,272                 [GRAPHIC]
Debt-to-Income Ratio                       790,251,272                 [GRAPHIC]
Geographic Distribution                    790,251,275                 [GRAPHIC]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Per Annum Fees
--------------------------------------------------------------------------------
Servicer Fees                                                             0.2521
Cost of Carry
--------------------------------------------------------------------------------

                                    Pool Data

Data Entry Rules:
1. Only enter data in the fields highlighted in purple.
2. Please enter 0 for blanks.
3. Bucket the data using fit rules.

--------------------------------------------------------------------------------
Mortgage Type                                     WA LTV   WA FICO     Balance
--------------------------------------------------------------------------------
Classic 30yr FRM                                     0%       --              --
Classic 15yr FRM                                     0%       --              --
Classic ARM                                         78%      701     633,207,073
Classic 15/30 Balloon                                0%       --              --
Classic 5/1 Hybrid                                  75%      705     112,612,207
Classic 5/1 IO Hybrid                               78%      714      44,431,992
5/1 Hybrid w/3 year IO feature                       0%       --              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LTV                                               WA LTV   WA FICO     Balance
--------------------------------------------------------------------------------
0.01-20.00                                           0%       --              --
20.01-25.00                                         23%      687         431,969
25.01-30.00                                         27%      762       1,499,600
30.01-35.00                                         34%      728         328,500
35.01-40.00                                         38%      704       1,439,037
40.01-45.00                                         42%      670       1,283,682
45.01-50.00                                         48%      725       5,026,001
50.01-55.00                                         54%      721       3,543,237
55.01-60.00                                         58%      693      12,338,898
60.01-65.00                                         63%      703      10,924,786
65.01-70.00                                         69%      693      37,588,424
70.01-75.00                                         74%      692      66,601,901
75.01-80.00                                         80%      704     613,348,813
80.01-85.00                                         84%      702       5,621,759
85.01-90.00                                         90%      702      19,967,094
90.01-95.00                                         95%      712      10,066,652
95.01-100.00                                         0%       --              --
--------------------------------------------------------------------------------

                                   Pool Data

Data Entry Rules:
1. Only enter data in the fields highlighted in purple.
2. Please enter 0 for blanks.
3. Bucket the data using fit rules.

--------------------------------------------------------------------------------
FICO                                              WA LTV   WA FICO     Balance
--------------------------------------------------------------------------------
321 - 340                                            0%       --              --
341 - 360                                            0%       --              --
361 - 380                                            0%       --              --
381 - 400                                            0%       --              --
401 - 420                                            0%       --              --
421 - 440                                            0%       --              --
441 - 460                                            0%       --              --
461 - 480                                            0%       --              --
481 - 500                                            0%       --              --
501 - 520                                            0%       --              --
521 - 540                                            0%       --              --
541 - 560                                           69%      560         420,000
561 - 580                                            0%       --              --
581 - 600                                            0%       --              --
601 - 620                                           72%      620         472,800
621 - 640                                           78%      633      26,639,304
641 - 660                                           77%      652     102,785,524
661 - 680                                           78%      670     140,217,087
681 - 700                                           79%      690     138,867,666
701 - 720                                           78%      710     123,990,436
721 - 740                                           79%      730      95,267,975
741 - 760                                           77%      750      76,189,143
761 - 780                                           78%      769      51,985,676
781 - 800                                           77%      788      25,911,081
801 - 820                                           76%      807       7,147,241
> 820                                               80%      821         357,337
Unknown                                              0%       --              --
--------------------------------------------------------------------------------

                                    Pool Data

Data Entry Rules:
1. Only enter data in the fields highlighted in purple.
2. Please enter 0 for blanks.
3. Bucket the data using best fit rules.

--------------------------------------------------------------------------------
                     LTV                       MIG%   WA FICO   Balance with MIG
--------------------------------------------------------------------------------
0.01-20.00                                       0%       0                  0
20.01-25.00                                      0%       0                  0
25.01-30.00                                      0%       0                  0
30.01-35.00                                      0%       0                  0
35.01-40.00                                      0%       0                  0
40.01-45.00                                      0%       0                  0
45.01-50.00                                      0%       0                  0
50.01-55.00                                      0%       0                  0
55.01-60.00                                      0%     700         12,338,898
60.01-65.00                                      0%       0                  0
65.01-70.00                                      0%     660         37,588,424
70.01-75.00                                      0%       0                  0
75.01-80.00                                      1%     681        613,348,813
80.01-85.00                                    100%     702          5,621,759
85.01-90.00                                    100%     702         19,967,094
90.01-95.00                                    100%     712         10,066,652
95.01-100.00                                     0%       0                  0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Purpose                       WA LTV   WA FICO     Balance
--------------------------------------------------------------------------------
Purchase                                            80%      714     459,506,328
Cash-Out/Refinancing                                76%      688     198,106,508
Refinancing                                         75%      687     132,638,436
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Occupancy                      WA LTV   WA FICO     Balance
--------------------------------------------------------------------------------
Owner                                               78%      691     439,654,240
Investment                                          78%      718     326,877,499
2nd Home                                            77%      711      23,719,533
--------------------------------------------------------------------------------

                                    Pool Data

Data Entry Rules:
1. Only enter data in the fields highlighted in purple.
2. Please enter 0 for blanks.
3. Bucket the data using best fit rules.

--------------------------------------------------------------------------------
                Loan Balance                      WA LTV   WA FICO    Balance
--------------------------------------------------------------------------------
<$200,000                                           78%        712   223,929,003
<$400,000                                           78%        702   307,443,587
<$600,000                                           78%        695   161,626,338
>$600,000                                           76%        699    97,252,345
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Property Type                    WA LTV   WA FICO     Balance
--------------------------------------------------------------------------------
SFR                                                 77%      698     389,768,719
PUD                                                 79%      703     174,097,121
CND                                                 79%      709      83,929,008
2-4 Family                                          78%      711     142,330,150
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Documentation Type                 WA LTV   WA FICO     Balance
--------------------------------------------------------------------------------
Full                                                79%      716     120,353,958
Reduced                                              0%       --              --
SISA                                                82%      714      22,825,458
NISA                                                 0%       --              --
NINA                                                76%      709       2,726,130
NAV                                                  0%       --              --
No Ratio                                            80%      768         742,208
Alt                                                 75%      732       2,589,852
--------------------------------------------------------------------------------

                                    Pool Data

Data Entry Rules:
1. Only enter data in the fields highlighted in purple.
2. Please enter 0 for blanks.
3. Bucket the data using best fit rules.

--------------------------------------------------------------------------------
Fixed Period (Months)                             WA LTV   WA FICO     Balance
--------------------------------------------------------------------------------
 1                                                   0%       --              --
 3                                                   0%       --              --
 6                                                   0%       --              --
12                                                  69%      734       5,053,470
24                                                   0%       --              --
36                                                  78%      700     616,490,174
60                                                  77%      711     157,044,199
84                                                  69%      708       5,471,379
>=120                                               70%      737       6,192,050
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DTI                         WA LTV   WA FICO     Balance
--------------------------------------------------------------------------------
0.01 - 5.00                                         83%      753         169,320
5.01 - 10.00                                        78%      735       2,694,030
10.01 - 15.00                                       76%      720      10,719,154
15.01 - 20.00                                       78%      708      23,904,239
20.01 - 25.00                                       77%      715      51,769,406
25.01 - 30.00                                       78%      703      97,896,905
30.01 - 35.00                                       78%      704     185,331,961
35.01 - 40.00                                       78%      699     271,954,872
40.01 - 45.00                                       78%      697      81,127,411
45.01 - 50.00                                       77%      704      24,156,005
50.01 - 55.00                                        0%       --              --
> 55.00                                              0%       --              --
Unknown                                             79%      711      40,527,969
--------------------------------------------------------------------------------

                                    Pool Data

Data Entry Rules:
1. Only enter data in the field highlighted in purple.
2. Please enter 0 for blanks.
3. Bucket the data using best fit rules.

--------------------------------------------------------------------------------
Geographic Distribution                           WA LTV   WA FICO     Balance
--------------------------------------------------------------------------------
AK                                                   0%       --              --
AL                                                   0%       --              --
AR                                                  90%      712          74,250
AS                                                   0%       --              --
AZ                                                  79%      716      43,273,607
CA                                                  77%      701     249,673,640
CO                                                  79%      703      23,908,815
CT                                                  79%      700       5,718,812
CZ                                                   0%       --              --
DC                                                  79%      695       4,107,896
DE                                                  78%      722         381,001
FL                                                  78%      709      46,609,445
GA                                                  80%      712      14,887,519
GU                                                   0%       --              --
HI                                                  80%      804         278,400
IA                                                  80%      778         172,700
ID                                                  80%      705       5,629,499
IL                                                  78%      693      53,951,458
IN                                                  76%      699       1,623,581
KS                                                  72%      738         781,000
KY                                                  80%      728         210,196
LA                                                  83%      728         520,476
MA                                                  77%      705      33,059,661
MD                                                  78%      685      21,629,515
ME                                                  78%      706         860,772
MI                                                  78%      697      13,157,107
MN                                                  79%      720      11,783,402
MO                                                  77%      723       2,814,773
MS                                                  80%      713         216,900
MT                                                  79%      690       2,629,821
NC                                                  80%      703       7,001,850
ND                                                   0%       --              --
NE                                                  79%      715         581,316
NH                                                  80%      674       1,767,614
NJ                                                  81%      698      27,584,210
NM                                                  80%      708       1,854,684
NV                                                  78%      698      39,325,943

                                    Pool Data

Data Entry Rules:
1. Only enter data in the field highlighted in purple.
2. Please enter 0 for blanks.
3. Bucket the data using best fit rules.

NY                                                  79%      705      39,957,068
OH                                                  77%      697       9,190,912
OK                                                  82%      670         580,500
OR                                                  79%      716      18,043,473
OT                                                   0%       --              --
PA                                                  81%      706       8,078,490
PR                                                   0%       --              --
RI                                                  79%      715       2,481,531
SC                                                  74%      712       4,802,871
SD                                                   0%       --              --
TN                                                  80%      726       1,333,899
TT                                                   0%       --              --
TX                                                  78%      698      21,896,909
UT                                                  79%      725       5,165,762
VA                                                  78%      699      32,116,724
VI                                                   0%       --              --
VT                                                  80%      681         460,000
WA                                                  79%      710      27,912,268
WI                                                  79%      710       1,451,338
WV                                                  80%      634         250,300
WY                                                  76%      708         459,367
--------------------------------------------------------------------------------